Exhibit 10.1

Published CUSIP Number: ___________

CREDIT AGREEMENT

among

CENTEX CORPORATION,
Borrower

BANK OF AMERICA, N.A.,
Administrative Agent

and

THE LENDERS NAMED HEREIN,
Lenders

$1,500,000,000

Dated as of July 1, 2005

JPMORGAN CHASE BANK, N.A.
and
THE ROYAL BANK OF SCOTLAND PLC,
Co-Syndication Agents

CITICORP NORTH AMERICA, INC.,
and
CREDIT SUISSE, Cayman Islands Branch
Co-Documentation Agent

BNP PARIBAS,
and
CALYON NEW YORK BRANCH,
Senior Managing Agents

SUNTRUST BANK,
THE BANK OF TOKYO MITSUBISHI, LTD.,
and
LLOYDS TSB BANK PLC,
Managing Agents

BANC OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

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v

EXHIBITS AND SCHEDULES

Exhibit A	-	Form of Revolving Note
Exhibit B	-	Form of Compliance Certificate
Exhibit C-1	-	Form of Notice of Borrowing
Exhibit C-2	-	Form of Notice of Conversion/Continuation
Exhibit C-3	-	Form of Notice of Prepayment
Exhibit D	-	Form of Opinion of Counsel
Exhibit E	-	Form of Assignment and Acceptance Agreement

Schedule 1.1	-	Existing Letters of Credit
Schedule 2.1	-	Lenders and Commitments; Addresses for Notice
Schedule 7.3	-	Subsidiaries and Stock

Credit Agreement

CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is entered into as of July 1, 2005 (the “Closing Date”) among CENTEX CORPORATION, a Nevada corporation (“Borrower”), Lenders (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined) and as an L/C Issuer (hereinafter defined).

R E C I T A L S

     A. Borrower has requested that Lenders extend credit to Borrower in the form of this Agreement, providing for, among other things, a revolving credit facility in the aggregate principal amount of up to $1,500,000,000.

     B. Upon and subject to the terms and subject to the conditions of this Agreement, Lenders are willing to extend such credit to Borrower.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

     1.1 Definitions.

     As used herein:

     Adjusted Eurodollar Rate means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Borrowing for such Interest Period by (b) one (1) minus the Reserve Requirement for such Eurodollar Borrowing for such Interest Period.

     Administrative Agent means Bank of America, N.A., and its permitted successors and assigns as “Administrative Agent” for Lenders under this Agreement.

     Affiliate of any Person means any other Person who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, “control,” “controlled by,” and “under common control with” mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

     Agent-Related Persons means Administrative Agent, together with its Affiliates (including Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     Agreement means this Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

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     Applicable Lending Office means, for each Lender and for each Type of Borrowing, the “Lending Office” of such Lender (or an Affiliate of such Lender) designated on Schedule 2.1 or such other office as such Lender may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Borrowings of such Type are to be made and maintained.

     Applicable Margin means, as of any date of determination, the interest margin over the Prime Rate or the Adjusted Eurodollar Rate, and the applicable fees payable pursuant to Section 5.3 and Section 5.4, as the case may be, that corresponds to the Moody’s Rating, the S & P Rating, and the Fitch Rating set forth below on such date of determination:

				Applicable Margin	Applicable Margin		Applicable Margin
				for Prime Rate	for Eurodollar	Applicable Margin	for Utilization
Level	Moody’s Rating	S & P Rating	Fitch Rating	Borrowings	Borrowings	for Facility Fees	Fees
1	A3 or higher	A- or higher	A- or higher	0.0000%	0.3000%	0.1000%	0.1250%
2	Baa1	BBB+	BBB+	0.0000%	0.3750%	0.1250%	0.1250%
3	Baa2	BBB	BBB	0.0000%	0.4750%	0.1500%	0.1250%
4	Baa3	BBB-	BBB-	0.0000%	0.5750%	0.1750%	0.1250%
5	Ba1 or lower or Not Rated	BB+ or lower or Not Rated	BB+ or lower or Not Rated	0.0000%	0.7750%	0.2250%	0.2500%

For purposes of the foregoing: (a) if a Debt Rating is issued by only two (2) of Moody’s, S & P, and Fitch, and (i) such Debt Ratings shall fall within different Levels (but not more than one (1) Level apart), then the Applicable Margin shall be determined by reference to the numerically lower Level (e.g. if the S & P Rating is at Level 1 and the Moody’s Rating is at Level 2, then the Applicable Margin shall be determined by reference to Level 1), or (ii) such Debt Ratings shall fall within different Levels (two (2) or more Levels apart), the Applicable Margin shall be determined by reference to the Level that is one Level higher than the numerically lowest Level (e.g., if the S & P Rating is in Level 1 and the Moody’s Rating is in Level 3, then the Applicable Margin shall be determined by reference to Level 2); and (b) if a Debt Rating is issued by each of Moody’s, S & P, and Fitch, then the Applicable Margin shall be determined by reference to the Level that corresponds to the lower of the two highest Debt Ratings (e.g. if the Moody’s Rating is at Level 1, the S & P Rating is at Level 2, and the Fitch Rating is at Level 3, then the Applicable Margin shall be determined by reference to Level 2). The pricing that is effective on the Closing Date is that under Level 3. Thereafter, each change in the Applicable Margin shall be effective on the earlier of: (i) the actual date of delivery by Borrower to Administrative Agent of notice of a change in S & P Rating, Moody’s Rating, or Fitch Rating pursuant to Section 8.3(g); and (ii) the date on which Borrower is obligated to deliver notice of a change in S & P Rating, Moody’s Rating, or Fitch Rating to Administrative Agent pursuant to Section 8.3(g).

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     Approved Fund is defined in Section 13.13(g).

     Arranger means Banc of America Securities LLC, and its successors and permitted assigns in its capacity as “Sole Lead Arranger” under the Loan Documents.

     Attorney Costs means and includes all reasonable fees, expenses, and disbursements of any law firm or other external counsel.

     Authorizations means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority.

     Borrower is defined in the preamble to this Agreement.

     Borrowing means any amount disbursed (a) by one or more Credit Parties to Borrower under the Loan Documents, whether such amount constitutes an original disbursement of funds or the Conversion or Continuation of an amount outstanding, or (b) by any Credit Party in accordance with, and to satisfy the obligations of Borrower under, any Loan Document.

     Borrowing Date means any date on which a Credit Extension is made by Lenders pursuant to the receipt by Administrative Agent of a Notice of Borrowing from Borrower.

     Business Day means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by any Legal Requirement to be closed at the place of Administrative Agent’s Payment Office or payments cannot be made on the United States Fedwire System, and (b) in addition to the foregoing, in respect of any Eurodollar Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

     Capitalized Lease Obligations means all obligations under Capital Leases taken at the amount thereof accounted for as liabilities in accordance with GAAP.

     Capital Lease means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

     Cash Collateralize is defined in Section 2.5(i).

     Change in Control means, with respect to any Person, any event or series of events by which:

     (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person or group shall be deemed to have “beneficial ownership” of all securities that such Person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of fifty percent (50%) or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right); or

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     (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

     Closing Date is defined in the preamble to this Agreement.

     Commitment means, for any Lender at any date of determination, the amount stated beside each Lender’s name as set forth on Schedule 2.1 or on the most-recently amended Schedule 2.1, if any, prepared by Administrative Agent pursuant to Section 2.2 or Section 13.13 (which amount is subject to increase, reduction, or cancellation in accordance with this Agreement).

     Companies means, as of any date, Borrower and each of its Subsidiaries, and Company means any one of the Companies.

     Compliance Certificate means a certificate signed by a Responsible Officer, substantially in the form of Exhibit B.

     Consequential Loss is defined in Section 4.5.

     Consolidated Adjusted Net Income means, for any period of determination, consolidated net earnings (after income taxes and without deduction for losses) of the Companies, but excluding (a) gains from extraordinary items for such period, and (b) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by the Companies (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)).

     Consolidated Debt means, as of any date of determination, (a) all Debt (other than (x) with respect to undrawn Performance Letters of Credit and (y) Contingent Obligations with respect to guaranties of undrawn Performance Letters of Credit of Persons other than Borrower or a Restricted Subsidiary) of the Restricted Companies, on a consolidated basis, minus (b) Excess Cash not subject to any Liens or other restrictions not inherent in the particular investment or obligation; provided that, for purposes of Section 8.12, Consolidated Debt means, as of the date of determination, all Debt of the Restricted Companies, on a consolidated basis.

     Consolidated EBITDA means, for any period of determination and without duplication, the EBITDA of the Restricted Companies, on a consolidated basis.

     Consolidated Interest Expense means, for any period of determination, the Interest Expense of the Restricted Companies, on a consolidated basis.

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     Consolidated Tangible Net Worth means, as of any date of determination, Tangible Net Worth of the Companies (other than any Excluded Subsidiary), on a consolidated basis determined in accordance with GAAP.

     Constituent Documents means, with respect to any Person, its articles or certificate of incorporation, bylaws, partnership agreement, organizational documents, limited liability company agreement, trust agreement, or such other documents as may govern such Person’s formation, organization, and management.

     Contingent Obligations means as to any Person any obligation of such Person guaranteeing any Debt, leases, dividends, or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and any other obligation of such Person, whether or not contingent, pursuant to which such Person is liable under or with respect to a primary obligation of a primary obligor, in each case that would be included on a balance sheet of such Person (or disclosed and assigned a monetary value in the footnotes thereto) properly prepared in accordance with GAAP as a “Contingent Obligation.”

     Continue, Continuation, and Continued refers to the continuation pursuant to Section 3.10 of a Eurodollar Borrowing from one Interest Period to the next Interest Period.

     Convert, Conversion, and Converted refers to a conversion pursuant to Section 3.10 of one Type of Borrowing into another Type of Borrowing.

     Credit Extension means, for any Credit Party, the funding of its portion of a Borrowing or an L/C Credit Extension.

     Credit Parties means Administrative Agent, L/C Issuers, and Lenders, and Credit Party means any one of the Credit Parties.

     Cumulative Consolidated Net Income means the sum of Quarterly Consolidated Net Income for the fiscal quarter ended June 30, 2005, and for each succeeding fiscal quarter during the term hereof.

     Current Financials means, at the time of any determination thereof, the most recently delivered to the Credit Parties of either (a) the Financial Statements for the fiscal year ended March 31, 2005, calculated on a consolidated basis for the Companies, or (b) the Financial Statements required to be delivered under Section 8.3(a) or 8.3(b), as the case may be.

     Debt means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person for money borrowed; (b) all liabilities, obligations, and indebtedness of such Person which is evidenced by bonds, notes, debentures, or other similar instruments; (c) all Capitalized Lease Obligations of such Person; (d) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person, and obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business that are not past-due for more than ninety (90) days); (e) all Contingent Obligations of such Person; (f) all obligations of the type referred to in clauses (a) and (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); (g) the face amount of all letters of credit and banker’s acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; (h) all Stock

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of such Person subject to repurchase or redemption by such Person other than at the sole option of such Person; (i) all obligations of such Person to purchase Stock (or other property) which arise out of or in connection with the sale by such Person of the same or substantially similar Stock (or property); and (j) net obligations of such Person arising under Financial Hedges entered into by such Person as determined in accordance with GAAP.

     Debtor Relief Laws means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Legal Requirements from time to time in effect affecting the Rights of creditors generally.

     “Debt Rating” means any one of the Moody’s Rating, the S & P Rating, and the Fitch Rating, and “Debt Ratings” means each Debt Rating taken collectively.

     Defaulting Lender means, as of any date, any Lender that has (a) failed to make a Credit Extension required to be made by it hereunder, or (b) given notice to Administrative Agent or Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Credit Extension hereunder (unless such notice is given by all Lenders).

     Default Rate means, (i) with respect to any Borrowing, on any date, a per annum rate of interest equal from day to day to the lesser of (a) the non-default interest rate applicable to such Borrowing, plus two percent (2%) and (b) the Maximum Rate, and (ii) with respect to any other Obligation under the Loan Documents, the lesser of (a) the Prime Rate plus the then-effective Applicable Margin for Prime Rate Borrowings, plus two percent (2%) and (b) the Maximum Rate.

     Dollars and the symbol $ mean lawful money of the United States of America.

     EBITDA means, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income of such Person for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gains from extraordinary items for such period, and (iv) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, minus (c) any cash payments made in respect of any item of extraordinary loss accrued during a prior period and added back to EBITDA in such prior period pursuant to clause (d)(v) below, plus (d) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) the amount of depreciation and amortization for such period, (iv) the amount of any deduction to consolidated net income as the result of any stock option expense, (v) the amount of any item of extraordinary loss not paid in cash in such period, and (vi) the absolute value of any aggregate net loss during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication.

     Eligible Assignee is defined in Section 13.13(g).

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     Employee Plan means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

     Environmental Law means any Legal Requirement relating to protection of the public health and welfare and/or the environment, including any Legal Requirement relating to: the generation, processing, treatment, storage, transport, disposal, investigation, and remediation or other management of Hazardous Materials; the storage, handling, use, and transport of chemicals and Hazardous Materials; and protection of areas of particular environmental concern, including wetlands, areas inhabited by endangered species, historic sites, and areas above protected aquifers.

     Equity Issuance means the issuance or sale by any Restricted Company of any Stock, other than present and future Stock issued to other Companies or to employees, directors, officers, or consultants of any of the Companies.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

     ERISA Affiliate means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower’s controlled group or which is under common control with Borrower within the meaning of Section 414(b), (c), (m), or (o) of the Tax Code.

     Eurodollar Borrowing means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Borrowings.

     Eurodollar Rate means, for any Eurodollar Borrowing for any Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (BBA LIBOR), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the Eurodollar Rate for such Interest Period shall be the rate per annum determined by Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Borrowing being made, continued or converted by Administrative Agent and with a term equivalent to such Interest Period would be offered by Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period.

     Event of Default is defined in Section 10.

     Excess Cash means, for the Restricted Companies as of any date of determination thereof, (a) cash, plus (b) time deposits with, and certificates of deposit, bank notes and bankers’ acceptances issued by, any Lender or any domestic bank, savings bank or savings and loan association having capital, surplus and undivided profits aggregating at least $1,000,000,000, plus (c) investments in direct obligations of the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, or obligations fully guaranteed by the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, provided that such obligations mature within one (1) year of the date of acquisition thereof, plus (d) investments in commercial paper rated (at the time

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of purchase) in one of the two highest short-term rating categories by two (2) or more national credit rating agencies and maturing not more than two hundred and seventy (270) days from the date of creation thereof, plus (e) repurchase agreements involving any of the obligations described in clauses (b), (c) and (d) above so long as the other party to the repurchase agreement has short-term unsecured debt obligations or short-term deposits rated (at the time of purchase) in the highest grade by two (2) or more national credit rating agencies, plus (f) investments in direct obligations of any money-market fund or other similar investment company that is rated “AAAm” or “AAAm-G” by S & P and “Aaa” by Moody’s or whose investments consist, directly or indirectly, primarily of short-term money market securities, which may include obligations described in the foregoing clauses of this definition, minus (g) $15,000,000; provided that in no event shall Excess Cash be less than zero.

     Excluded Subsidiary means any Unrestricted Subsidiary that has a continuing default or event of default under any Debt in excess of $25,000,000 at any time.

     Excluded Taxes is defined in Section 4.6(a).

     Exhibit means an exhibit to this Agreement unless otherwise specified.

     Existing L/C Facility means the Letter of Credit and Reimbursement Agreement dated as of July 16, 2004, among Centex Corporation, as Borrower, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, as such agreement may have been modified, amended, or restated.

     Existing Letters of Credit means those certain letters of credit listed on Schedule 1.1 and any renewals and amendments thereof, and Existing Letter of Credit means any one of the Existing Letters of Credit.

     Existing Revolver Credit Facility means the Credit Agreement dated as of July 16, 2004, among Borrower, as borrower, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, as such agreement may have been modified, amended, or restated.

     Federal Funds Rate means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Administrative Agent or its successors on such day on such transactions as determined by Administrative Agent.

     Fee Letter means that certain letter agreement dated May 9, 2005 among Administrative Agent, Arranger, and Borrower, as amended.

     Financial Hedge means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates.

     Financial Statements means balance sheets, statements of operations, statements of stockholders’ equity, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding

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fiscal year, and which balance sheets and statements of stockholders’ equity shall be in comparative form to the prior fiscal year-end figures.

     Fitch means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc., or any successor thereto.

     Fitch Rating means the most recently-announced rating from time to time of Fitch assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

     Fund is defined in Section 13.13(g).

     GAAP means generally accepted accounting principles in the United States of America as set forth in the opinions and pronouncements of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable from time to time.

     Governmental Authority means any applicable (a) local, state, municipal, federal, or foreign judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

     Hazardous Material means “hazardous substance,” “pollutant or contaminant,” and “petroleum,” and “natural gas liquids” as those terms are defined or used in Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 96.01 et seq.), as amended or supplemented from time to time, and any other substances regulated because of their effect or potential effect on public health and the environment including PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, petroleum distillates, medical waste, and infectious materials.

     Increasing Lender is defined in Section 2.2(b).

     Indemnified Liabilities is defined in Section 11.10(b).

     Indemnitees is defined in Section 11.10(b).

     Interest Coverage Ratio means, as of any date of determination thereof, the ratio of (a) Consolidated EBITDA, plus net income of each Unrestricted Subsidiary (without duplication and determined in accordance with GAAP) that is earned and eligible for distribution, to (b) Consolidated Interest Expense, in each case for the most-recent four (4) fiscal quarters ending on or prior to the date of determination.

     Interest Expense means, for any period of calculation thereof, for any Person, the aggregate amount of all interest (including facility and utilization fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period, including (a) imputed interest on Capitalized Lease Obligations, (b) the amortization of any original issue discount on any Debt, (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers’ acceptance financing, (e) net interest costs associated with Financial Hedges, and (f) the interest component of any Debt that is guaranteed or

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secured by such Person, and all cash premiums or penalties for the repayment, redemption, or repurchase of Debt.

     Interest Period is determined in accordance with Section 3.9.

     L/C Advance means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Part.

     L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Prime Rate Borrowing.

     L/C Credit Extension means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal, amendment, or increase of the amount thereof.

     L/C Issuers means (a) with respect to any commercial Letters of Credit, Bank of America, N.A., and (b) with respect to any standby Letters of Credit, (i) Bank of America, N.A., JPMorgan Chase Bank, N.A., Suntrust Bank, BNP Paribas, Comerica Bank, and (ii) such other Lenders which agree, at the request of Borrower and with written notice to Administrative Agent, to issue one or more standby Letters of Credit pursuant to the terms and conditions of this Agreement, and L/C Issuer means any one of the L/C Issuers.

     L/C Obligations means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time), such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

     Legal Requirements means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

     Lenders means, on any date of determination, the financial institutions named on Schedule 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the admission of a Subsequent Lender in accordance with Section 2.2(b) and assignments made in accordance with Section 13.13(b)), and subject to the terms and conditions of this Agreement, their respective successors and assigns.

     Letter of Credit Application means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by each L/C Issuer.

     Letter of Credit Expiration Date means the date that is one (1) year after the Termination Date.

     Letter of Credit Sublimit means an amount equal to $500,000,000, unless the Letter of Credit Sublimit is increased pursuant to Section 2.5(k). The Letter of Credit Sublimit is part of, and not in addition to, the Commitment.

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     Letters of Credit means, collectively, each of the letters of credit issued hereunder and each Existing Letter of Credit, and Letter of Credit means any one of the Letters of Credit. A Letter of Credit hereunder shall be a standby or commercial letter of credit.

     Leverage Ratio means, as of any date of determination thereof, the ratio of (a) Consolidated Debt outstanding on such date minus Subordinated Debt in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) Consolidated Tangible Net Worth as of such date determined in accordance with GAAP.

     Lien means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

     Litigation means any action by or before any Governmental Authority.

     Loan Documents means (a) this Agreement, the Notes, and the Fee Letter, (b) the Letters of Credit and Letter of Credit Applications, (c) all agreements, documents, or instruments in favor of any Credit Party ever delivered by Borrower pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, and (d) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

     Material Adverse Event means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of Borrower to perform any of its payment or other material obligations under the Loan Documents, (b) material and adverse effect on the business, properties, condition (financial or otherwise), or results of operations of the Companies (taken as a whole), (c) material and adverse effect on the validity or enforceability of any of the Loan Documents or the Rights of any Credit Party thereunder, or (d) Potential Default or Event of Default. The term Material Adverse Event is used in this Agreement to qualify certain of the representations, warranties, and covenants contained herein, but is not, in and of itself, a condition precedent to any Borrowings hereunder or an independent representation (except as provided in the last sentence of Section 7.6), covenant, or Event of Default.

     Maximum Amount and Maximum Rate respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under all Legal Requirements, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

     Moody’s means Moody’s Investors Service, Inc. and any successor thereto.

     Moody’s Rating means the most recently-announced rating from time to time of Moody’s assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

     Multiemployer Plan means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Tax Code to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

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     Net Proceeds means, with respect to any Equity Issuance by Borrower or any Restricted Subsidiary, the amount of cash received by such Company in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction: (a) reasonable brokerage commissions, attorneys’ fees, finder’s fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees, and other similar commissions and fees (and expenses and disbursements of any of the foregoing), in each case, to the extent paid or payable by such Company; (b) printing and related expenses and filing, recording, or registration fees or charges or similar fees or charges paid by such Company; and (c) taxes paid or payable by such Company to any Governmental Authority as a result of such transaction.

     Notes means each revolving note substantially in the form of Exhibit A, executed by Borrower, and all modifications, amendments, renewals, extensions, and restatements of all or any part thereof, and Note means any one of the Notes.

     Notice of Borrowing means a notice substantially in the form of Exhibit C-1.

     Notice of Conversion/Continuation means a notice substantially in the form of Exhibit C-2.

     Notice of Prepayment means a notice substantially in the form of Exhibit C-3.

     Obligation means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to any Credit Party or any Affiliate of any Credit Party by Borrower pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including all Attorney Costs incurred in the enforcement or collection thereof) payable under the Loan Documents (including any amounts payable under Section 4).

     Participant is defined in Section 13.13(d).

     Payment Office means Administrative Agent’s office located at Dallas, Texas or such other office as Administrative Agent shall notify Borrower and the Credit Parties in writing.

     PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

     Performance Letter of Credit means any letter of credit issued: (a) on behalf of a Person in favor of a Governmental Authority, including, without limitation, any utility, water, or sewer authority, or other similar entity, for the purpose of assuring such Governmental Authority that such Person or an Affiliate of such Person will properly and timely complete work it has agreed to perform for the benefit of such Governmental Authority; (b) in lieu of cash deposits to obtain a license, in place of a utility deposit, or for land option contracts; (c) in lieu of other contract performance, to secure performance warranties payable upon breach, and to secure the performance of labor and materials, including, without limitation, construction, bid, and performance bonds; or (d) to secure refund or advance payments on contractual obligations where default of a performance-related contract has occurred.

     Permitted Liens means Liens permitted under Section 9.2 as described in such Section.

     Person means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

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     Platform has the meaning specified in Section 8.3(i).

     Potential Default means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become an Event of Default.

     Prime Rate means, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%), and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers for such day. The “prime rate” is a rate set by Bank of America, N.A. based upon various factors including its costs and desired return, general economic conditions, and other factors, and it is used as a reference point for pricing of some loans which may be priced at, above, or below such announced rate. Any change in Bank of America, N.A.’s “prime rate” or the Federal Funds Rate shall be effective on the effective date of such change in the “prime rate” or the Federal Funds Rate.

     Prime Rate Borrowing means a Borrowing bearing interest at the sum of the Prime Rate plus the Applicable Margin for Prime Rate Borrowings.

     Principal Debt means, for a Credit Party and at any time, the unpaid principal balance of all outstanding Borrowings from such Credit Party hereunder as of such date.

     Pro Rata or Pro Rata Part, for each Lender, means (a) for purposes of any commitment to fund Borrowings in respect of this Agreement, respectively, the percentage stated opposite such Lender’s name as set forth on Schedule 2.1 or on the most recently amended Schedule 2.1, if any, prepared by Administrative Agent pursuant to Section 2.2 or Section 13.13, (b) for purposes of sharing any amount or fee payable to any Lender, the proportion which the portion of the Principal Debt (whether held directly or through a participation in respect of the Letters of Credit and determined after giving effect thereto) owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, and (c) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender’s Commitment bears to the Total Commitment then in effect.

     Quarterly Consolidated Net Income means, for any fiscal quarter, Consolidated Adjusted Net Income for such quarter; provided that if Consolidated Adjusted Net Income for any quarter is less than $0, then Quarterly Consolidated Net Income for such fiscal quarter shall be equal to $0.

     Recourse Debt means all Debt of each Unrestricted Subsidiary on which any Restricted Company is obligated, as a guarantor or otherwise.

     Register is defined in Section 13.13(c).

     Regulation D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

     Regulation U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

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     Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including air, groundwater, surface water, soil, other environmental media, or natural resources).

     Reportable Event shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in Sections 2615.11, 2615.15 and 2615.19 of such regulations, including each such provision as it may subsequently be renumbered.

     Representatives means representatives, officers, directors, employees, attorneys, and agents.

     Required Lenders means (a) on any date of determination prior to termination of the Total Commitment, those Lenders (other than Defaulting Lenders) collectively holding more than fifty percent (50%) of the Total Commitment (excluding the Commitments of any Defaulting Lenders), or (b) on any date of determination occurring after the Total Commitment has terminated, those Lenders collectively holding more than fifty percent (50%) of the Total Outstandings (excluding the Principal Debt and Pro Rata Part of all L/C Obligations of any Defaulting Lenders).

     Reserve Requirement means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against “Eurocurrency liabilities” (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     Responsible Officer of Borrower means its (or any) chairman, vice chairman, president, chief executive officer, chief financial officer, executive vice president, senior vice president, or treasurer, or, for all purposes under the Loan Documents, any other officer designated from time to time by the Board of Directors or Executive Committee of the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

     Restricted Company means Borrower and each Restricted Subsidiary.

     Restricted Subsidiary means each of Borrower’s Subsidiaries, other than Unrestricted Subsidiaries.

     Rights means rights, remedies, powers, privileges, and benefits.

     Sarbanes-Oxley means the Sarbanes-Oxley Act of 2002.

     Schedule means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

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     Securities Laws means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the Securities and Exchange Commission (or any Governmental Authority succeeding to any of its principal functions) or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

     Solvent means, as to a Person, that (a) the aggregate fair market value of such Person’s assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person’s businesses.

     S & P means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

     S & P Rating means the most recently-announced rating from time to time of S & P assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

     Stock means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other similar “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

     Subordinated Debt means any Debt of Borrower (a) subordinated to the Obligation and including customary provisions regarding payment blockage, payover, standstill, voting rights, and notices, (b) which, as of the date of calculation, is not considered a “current liability” in accordance with GAAP, and (c) which requires no payments of principal until its maturity.

     Subsequent Lender is defined in Section 2.2(b).

     Subsidiary means, in respect of any Person (herein referred to as the “Parent”), any corporation, partnership, limited liability company, association, or other business entity (a) of which Stock representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or more than fifty percent (50%) of the general partnership interests are, at the time any determination is being made, owned, Controlled, or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the Parent or one or more Subsidiaries of the Parent or by the Parent and one or more Subsidiaries of the Parent. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of Stock, by contract, or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

     Tangible Net Worth means, for any Person as of any date of determination, the consolidated stockholders’ equity of such Person determined in accordance with GAAP, less (without duplication), the sum of the following: (a) all intangibles determined in accordance with GAAP (including, without limitation, goodwill and deferred or capitalized acquisition costs), (b) unamortized Debt discount and

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expense, (c) any non-cash gain (or plus any non-cash loss, as applicable) resulting from any mark-to-market adjustments made directly to consolidated stockholders’ equity as a result of fluctuations in the value of financial instruments owned by Borrower or any of its Subsidiaries as mandated under FAS 133, and (d) all reserves (except contingency reserves not allocated to specific purposes and not deducted from assets, which are properly treated as appropriations of surplus or retained earnings) and any write-up in book value of assets resulting from a revaluation of such asset subsequent to March 31, 2005.

     Tax Code means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

     Taxes means, for any Person, taxes, assessments, duties, levies, imposts, deductions, charges, or withholdings, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

     Termination Date means the earlier of (a) July 1, 2010, and (b) the effective date of any termination or cancellation of all of Lenders’ Commitments to lend under, and in accordance with, this Agreement.

     Total Commitment means, on any date of determination, the sum of all Commitments for all Lenders (as the same may have been reduced, increased, or canceled in accordance with this Agreement) then in effect, which sum shall not exceed $1,500,000,000 unless the Total Commitment is increased pursuant to Section 2.2(b).

     Total Outstandings means the aggregate amount of Total Principal Debt plus, without duplication, all L/C Obligations.

     Total Principal Debt means, at any time, the sum of the Principal Debt of all Lenders.

     Type means any type of Borrowing determined with respect to the interest option applicable thereto.

     Unreimbursed Amount has the meaning set forth in Section 2.5(c)(i).

     Type means any type of Borrowing determined with respect to the interest option applicable thereto.

     Unrestricted Subsidiary means any Subsidiary (a) that is designated as an Unrestricted Subsidiary on the Closing Date and listed on Schedule 7.3, or (b) as otherwise designated in a writing delivered to Administrative Agent and meeting the requirements set forth in Section 8.12.

     Wholly-owned when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of Stock (except shares required as directors’ qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

     1.2 Number and Gender of Words; Other References. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which

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they are used, (e) references to “telecopy,” “facsimile,” “fax,” or similar terms are to facsimile or telecopy transmissions, (f) references to “including” mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person’s heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.3 Accounting Principles. All accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If Borrower or any Credit Party determines that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, then such party may, by written notice to the others and Administrative Agent not later than ten (10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If Borrower and Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles without giving effect to the change that gave rise to the renegotiation.

     1.4 Time References. Unless otherwise specified in the Loan Documents (a) time references are to time in Chicago, Illinois, and (b) in calculating a period from one date to another, the word “from” means “from and including” and the word “to” or “until” means “to but excluding.”

     1.5 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

SECTION 2 BORROWING PROVISIONS.

     2.1 Commitments. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Lender severally and not jointly agrees to lend to Borrower such Lender’s Pro Rata Part of one or more Borrowings not to exceed such Lender’s Commitment, which may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents subject to the following conditions:

     (a) each Borrowing requested by Borrower hereunder must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date;

     (b) each Borrowing requested by Borrower must be in the amount of (i) $5,000,000 or a greater integral multiple of $1,000,000 (if a Prime Rate Borrowing), or (ii) $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Borrowing);

     (c) the Total Outstandings may not exceed the Total Commitment; and

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     (d) no Lender’s Principal Debt plus, without duplication, such Lender’s Pro Rata Part of the L/C Obligations may exceed such Lender’s Commitment.

     2.2 Lenders; Increase in Total Commitment.

     (a) The Lenders on the Closing Date shall be the Lenders set forth on Schedule 2.1 on the Closing Date.

     (b) At any time after the Closing Date through the date that is one (1) year prior to the Termination Date, Administrative Agent may, from time to time at the request of Borrower, increase the Total Commitment by (i) admitting additional Lenders hereunder (each a “Subsequent Lender”), or (ii) increasing the Commitment of any Lender (each an “Increasing Lender”), subject to the following conditions:

     (A) each Subsequent Lender is an Eligible Assignee;

     (B) Borrower executes (i) a new Note payable to the order of a Subsequent Lender, if requested, or (ii) a replacement Note payable to the order of an Increasing Lender if such Increasing Lender previously received a Note;

     (C) each Subsequent Lender executes and delivers to Administrative Agent a signature page to this Agreement;

     (D) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Total Commitment does not exceed $2,250,000,000 less the amount of any previous reductions pursuant to Section 2.3;

     (E) each increase in the Total Commitment shall be in the amount of $10,000,000 or a greater integral multiple of $500,000;

     (F) no admission of any Subsequent Lender shall increase the Commitment of any existing Lender without the written consent of such Lender;

     (G) no Potential Default or Event of Default exists or would occur after giving effect to such increase;

     (H) no Lender shall be an Increasing Lender without the written consent of such Lender; and

     (I) the amount of all increases in the Total Commitment pursuant to this Section 2.2 shall not exceed $750,000,000 in the aggregate.

After the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, Administrative Agent shall promptly provide to each Lender and to Borrower a new Schedule 2.1 to this Agreement. In the event that there are any Borrowings outstanding after giving effect to an increase in the Total Commitment pursuant to this Section 2.2, upon notice from Administrative Agent to each Lender, the amount of such Borrowings owing to each Lender shall be appropriately adjusted to

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reflect the new Pro Rata Parts of Lenders, and Borrower shall pay any Consequential Losses associated therewith pursuant to Section 4.5.

     2.3 Voluntary Termination or Reduction of Commitments. Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Total Commitment; provided that: (a) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Total Commitment may not be reduced below the Total Outstandings; (c) if, after giving effect to any reduction of the Total Commitment, the Letter of Credit Sublimit exceeds fifty percent (50%) of the amount of the Total Commitment, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess; and (d) each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or partial reduction of the Total Commitment shall be effective on the Business Day specified in Borrower’s notice (which date must be at least ten (10) Business Days after Borrower’s delivery of such notice). In the event that the Total Commitment is reduced to zero and there is no outstanding Principal Debt or L/C Obligations, this Agreement shall be terminated to the extent specified in Section 13.14, and all facility fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by any Credit Party.

     2.4 Borrowing Procedure. The following procedures apply to Borrowings (other than Conversions and Continuations of Borrowings):

     (a) Notice of Borrowing. Each Borrowing shall be made pursuant to a Notice of Borrowing delivered to Administrative Agent requesting that Lenders fund a Borrowing on a Borrowing Date, which notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Borrowings) Interest Period, and (iii) must be received by Administrative Agent no later than 11:00 a.m. on the third (3rd) Business Day preceding the Borrowing Date for any Eurodollar Borrowing or on the Borrowing Date for any Prime Rate Borrowing. Administrative Agent shall promptly notify each Lender with respect to Administrative Agent’s receipt of each Notice of Borrowing.

     (b) Funding. Each Lender shall remit its Pro Rata Part of each requested Borrowing to Administrative Agent at its Payment Office in funds which are or will be available for immediate use by Administrative Agent by 2:00 p.m. on the Borrowing Date therefor. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Required Lenders) make such funds available to Borrower by causing such funds to be deposited by 3:00 p.m. on the Borrowing Date to Borrower’s account as designated to Administrative Agent by Borrower. Notwithstanding the foregoing, unless Administrative Agent shall have been notified by a Lender prior to a Borrowing Date that such Lender does not intend to make available to Administrative Agent such Lender’s Pro Rata Part of the applicable Borrowing, Administrative Agent may assume that such Lender has made such proceeds available to Administrative Agent on such date, as required herein, and Administrative Agent may (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Required Lenders), in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount in accordance with the foregoing terms, but, if such corresponding amount is not in fact made available to Administrative Agent by such Lender on such Borrowing Date, then Administrative Agent shall be entitled to recover such corresponding amount on demand (i) from such

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Lender, together with interest at the Federal Funds Rate during the period commencing on the date such corresponding amount was made available to Borrower and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from such Lender, or (ii) if such Lender fails to pay such corresponding amount forthwith upon such demand, then from Borrower, together with interest at a rate per annum equal to the applicable rate for such Borrowing during the period commencing on such Borrowing Date and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from Borrower. The obligations of Lenders hereunder to remit their Pro Rata Part of each requested Borrowing are several and not joint. The failure of any Lender to make its Pro Rata Part of any Borrowing on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.

     2.5 Letters of Credit.

     (a) The Letter of Credit Sublimit.

     (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.5, (1) from time to time on any Business Day during the period from the Closing Date until the Termination Date, to make L/C Credit Extensions for the account of Borrower or for the account of Borrower and one or more of its Subsidiaries (provided that the issuance of a Letter of Credit for the account of a Subsidiary of Borrower shall not relieve Borrower of any of its obligations under this Agreement), and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, (2) from time to time on any Business Day during the period from the Termination Date until the Business Day immediately prior to the Letter of Credit Expiration Date, to amend Letters of Credit previously issued by it in accordance with subsection (b) below; provided that no such amendment shall renew, extend, or increase any such Letter of Credit, and (3) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Total Commitment, (y) the aggregate outstanding amount of the Principal Debt of any Lender plus, without duplication, such Lender’s Pro Rata Part of all L/C Obligations shall not exceed such Lender’s Commitment, and (z) the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

     (ii) No L/C Issuer shall issue any Letter of Credit if:

(A)	any order, judgment, or decree of any Governmental Authority with jurisdiction over such L/C Issuer shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Legal Requirement applicable to such L/C Issuer or any request or directive

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(whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve, or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost, or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B)	the expiry date of such requested Letter of Credit would occur after the earlier of (i) the Letter of Credit Expiration Date or (ii) the date that is thirty-six (36) months after the date of issuance, unless the Required Lenders have approved such expiry date;

(C)	the issuance of such Letter of Credit would violate any applicable Legal Requirement or one or more policies of such L/C Issuer with respect to the issuance of letters of credit generally;

(D)	such Letter of Credit is in an initial amount less than $10,000 (unless otherwise agreed to by Administrative Agent and the applicable L/C Issuer) or is to be used for a purpose other than general corporate needs including insurance bonding requirements or denominated in a currency other than Dollars;

(E)	a default of any Lender’s obligation to fund under Section 2.1(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless (1) such L/C Issuer has entered into satisfactory arrangements with Borrower or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender, or (2) after giving effect to such Letter of Credit, the Total Outstandings do not exceed the Total Commitment excluding the Commitment of such Defaulting Lender. Nothing contained in this Section 2.5(a)(ii)(E) shall relieve any Lender from liability to Borrower for any breach of its obligations arising under this Agreement, including its obligations under Section 2.1(c)(iv); or

(F)	such L/C Issuer has received notice (which may be by telephone or in writing) on or before the date of such issuance from Administrative Agent, any Lender, or Borrower that one of more of the applicable conditions specified in Section 6.2 have not been satisfied.

     (iii) No L/C Issuer shall be obligated to amend (which may include renewals, extensions, or increases in a Letter of Credit) any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

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     (b) Procedures for Issuance and Amendment of Letters of Credit.

     (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to an L/C Issuer (with a copy to Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application must be received by an L/C Issuer and Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to such L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the name and address of any Subsidiary that is an account party along with Borrower; and (H) such other matters as such L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably require.

     (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, the L/C Issuer will provide Administrative Agent with a copy thereof. Upon receipt by such L/C Issuer of confirmation from Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or Borrower and the specified Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. If, prior to the issuance of a Letter of Credit, the applicable L/C Issuer receives a request from Borrower to review the Letter of Credit to be issued, such L/C Issuer shall send a copy of such proposed Letter of Credit to Borrower for review. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Part times the amount of such Letter of Credit.

     (iii) If Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit such L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter by Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed in writing by such L/C Issuer, Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, such L/C Issuer shall be permitted to renew such Letter of Credit at any time prior to the Letter of Credit Expiration Date; provided, however, that such

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L/C Issuer shall not permit any such renewal if (A) such L/C Issuer has determined that it could not at such time issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.5(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 6.2 is not then satisfied.

     (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.

     (c) Drawings and Reimbursements; Funding of Participations.

     (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall promptly notify Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by any L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), Borrower shall reimburse such L/C Issuer through Administrative Agent in an amount equal to the amount of such drawing (prior to any conversion into a Borrowing, the “Unreimbursed Amount”); provided that if the Honor Date for such Letter of Credit occurs prior to the Termination Date, then, unless Borrower reimburses L/C Issuer through Administrative Agent in respect of such drawing prior to 11:00 a.m. on such Honor Date, such Unreimbursed Amount shall automatically convert into a Prime Rate Borrowing. In such event, Borrower shall be deemed to have requested a Prime Rate Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.1 for the principal amount of Prime Rate Borrowings, but subject to the amount of the unutilized portion of the Total Commitment and the conditions set forth in Section 6.2 (other than the delivery of a Notice of Borrowing). Any notice given by the applicable L/C Issuer or Administrative Agent pursuant to this Section 2.5(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

     (ii) Each Lender shall upon any notice pursuant to Section 2.5(c)(i) make funds available to Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Pro Rata Part of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.5(c)(iii), each Lender that so makes funds available shall be deemed to have made a Prime Rate Borrowing to Borrower in such amount. Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

     (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Prime Rate Borrowing because the conditions set forth in Section 6.2 cannot be satisfied or for any other reason, Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to Administrative Agent for

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the account of the applicable L/C Issuer pursuant to Section 2.5(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.5.

     (iv) If Borrower fails to reimburse the applicable L/C Issuer on any Honor Date, then Administrative Agent shall, upon notice from the applicable L/C Issuer, notify each Lender of the Honor Date, the Unreimbursed Amount, whether the Unreimbursed Amount has been converted into a Prime Rate Borrowing, and such Lender’s Pro Rata Part of such Unreimbursed Amount or Borrowing. Each Lender (including the Lender acting as L/C Issuer) shall upon any such notice make funds available to Administrative Agent for the account of the applicable L/C Issuer at the Applicable Lending Office of Administrative Agent in an amount equal to its Pro Rata Part of such Unreimbursed Amount or Borrowing not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent. Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

     (v) Until each Lender funds its participation, Pro Rata Part of a Borrowing, or L/C Advance pursuant to Section 2.5(c)(iv) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Part of such amount shall be solely for the account of such L/C Issuer.

     (vi) Each Lender’s obligation to fund participations, Borrowings, or L/C Advances to reimburse each L/C Issuer for amounts drawn under Letters of Credit issued in accordance with this Agreement, as contemplated by this Section 2.5(c), shall inure to the benefit of all parties to this Agreement and shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense, or other right which such Lender may have against an L/C Issuer, Borrower, or any other Person for any reason whatsoever, (B) the occurrence or continuance of an Event of Default or Potential Default, (C) any amendment, renewal, or extension of any Letter of Credit, or (D) any other occurrence, event, or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by the applicable L/C Issuer under any Letter of Credit, together with interest as provided herein.

     (vii) If any Lender fails to make available to Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.5(c) by the time specified in Section 2.5(c)(iv), such L/C Issuer shall be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of an L/C Issuer submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this Section 2.5(c)(vii) shall be conclusive absent manifest error.

     (d) Repayment of Participations or Borrowings.

     (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s funding of its participation in an Unreimbursed Amount or Pro Rata Part of a Borrowing or L/C Advance as a result of such payment in accordance with Section 2.5(c), if Administrative Agent receives for the account of such L/C

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Issuer any payment in respect of the related Unreimbursed Amount or Borrowing or interest thereon (whether directly from Borrower or otherwise) Administrative Agent will distribute to such Lender its Pro Rata Part thereof in the same funds as those received by Administrative Agent.

     (ii) If any payment received by Administrative Agent for the account of an L/C Issuer pursuant to Section 2.5(c)(i) is required to be returned under any of the circumstances described in Section 13.14 (including pursuant to any settlement entered into by an L/C Issuer in its discretion), each Lender shall pay to Administrative Agent for the account of such L/C Issuer its Pro Rata Part thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

     (e) Obligations Absolute. The obligation of Borrower to reimburse an L/C Issuer for each drawing under each Letter of Credit and to repay each Borrowing or L/C Borrowing shall be absolute, unconditional, and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

     (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

     (ii) the existence of any claim, counterclaim, set-off, defense, or other right that Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby, or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

     (iii) any draft, demand, certificate, or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

     (iv) any payment by any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

     (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower.

Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will promptly notify the applicable L/C Issuer. Borrower shall be conclusively

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deemed to have waived any such claim against each L/C Issuer and their correspondents unless such notice is given as aforesaid.

     (f) Role of L/C Issuer. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates, and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No L/C Issuer, Agent-Related Person, or any of the respective correspondents, participants, or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable, (ii) any action taken or omitted in the absence of gross negligence or willful misconduct, or (iii) the due execution, effectiveness, validity, or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No L/C Issuer, Agent-Related Person, or any of the respective correspondents, participants, or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in Sections 2.5(e)(i) through (v); provided, however, that anything in such clauses or elsewhere in this Agreement or any other Loan Document to the contrary notwithstanding, Borrower may have a claim against an L/C Issuer, and an L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by such L/C Issuer’s willful misconduct, bad faith, or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     (g) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by any L/C Issuer and Borrower when a Letter of Credit is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

     (h) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

     (i) Cash Collateral. If, as of the Termination Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, Borrower shall immediately Cash Collateralize the then-undrawn amount of all outstanding Letters of Credit (in an amount equal to such outstanding amount determined as of the Termination Date). For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the ratable benefit of each L/C Issuer and the

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Lenders, as collateral for the undrawn amount of all outstanding Letters of Credit, cash or deposit account balances pursuant to documentation in form and substance satisfactory to Administrative Agent and each L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Effective as of the time Borrower is required under this Section 2.5(i) or any other provision of this Agreement or the Loan Documents to Cash Collateralize the then-undrawn amount of all outstanding Letters of Credit, Borrower hereby grants to Administrative Agent, for the ratable benefit of each L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing in an amount equal to such undrawn amount of outstanding Letters of Credit. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Administrative Agent. Cash collateral shall be released from such Lien as and to the extent that Letters of Credit expire or terminate or are drawn upon and reimbursed.

     (j) L/C Issuer Reporting Requirements. Each L/C Issuer shall, no later than the third (3rd) Business Day following the last day of each month, provide to Administrative Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by Borrower to such L/C Issuer during the such month pursuant to Section 5.5. Promptly after the receipt of such schedule from each L/C Issuer, Administrative Agent shall provide to Lenders a summary of such schedules.

     (k) Increase of Letter of Credit Sublimit. At any time after the Closing Date and prior to the Termination Date, Administrative Agent shall, from time to time upon three (3) Business Days written request from Borrower, increase the Letter of Credit Sublimit subject to the following conditions:

     (i) after giving effect to the increase in the Letter of Credit Sublimit, the Total Outstandings do not exceed the Total Commitments, and the Letter of Credit Sublimit does not exceed an amount equal to fifty percent (50%) of the Total Commitments;

     (ii) each increase in the Letter of Credit Sublimit shall be in the amount of $10,000,000 or a greater integral multiple of $500,000; and

     (iii) no Potential Default or Event of Default exists or would occur after giving effect to such increase.

     (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

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SECTION 3 TERMS OF PAYMENT.

     3.1 Notes and Payments.

     (a) Notes. The Credit Extensions owed to each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions owed to such Lender and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligation. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through Administrative Agent, Borrower shall execute and deliver to such Lender (through Administrative Agent) a Note, which shall evidence the Borrowings owed to such Lender and shall be in the face amount of such Lender’s Commitment in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of Borrowings and payments with respect thereto.

     (b) Payments Generally. Each payment or prepayment on the Obligation is due and must be paid by Borrower to Administrative Agent at its Payment Office in Dollars and in immediately available funds, without set-off, deduction, defense, recoupment, or counterclaim, by 12:00 noon on the day due. Payments made after 12:00 noon shall be deemed made on the Business Day next following. If any payment or prepayment on the Obligation is stated to be due on a day that is not a Business Day, such payment shall be due on the next following Business Day, and, to the extent applicable, interest and fees shall continue to accrue until such payment or prepayment is actually made. Administrative Agent shall pay to each Lender any payment or prepayment to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided that such payment or prepayment is received by Administrative Agent prior to 12:00 noon, and otherwise before 12:00 noon on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Lenders when due as set forth in the preceding sentence, then such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Lenders.

     (c) Payments by Borrower; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders or the applicable L/C Issuer, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

     A notice of Administrative Agent to any Lender with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

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     3.2 Interest and Principal Payments.

     (a) Interest Payments. Interest on each Eurodollar Borrowing shall be due and payable as it accrues on the last day of its respective Interest Period and on the Termination Date, as applicable; provided that, with respect to Eurodollar Borrowings having an Interest Period in excess of three (3) months, Borrower shall pay interest on the respective dates that fall every three (3) months after the beginning of such Interest Period and on the expiration of each Interest Period. Interest on each Prime Rate Borrowing shall be due and payable as it accrues on each March 31, June 30, September 30, and December 31, and on the Termination Date.

     (b) Mandatory Payments.

     (i) The Total Principal Debt is due and payable on the Termination Date.

     (ii) On any date of determination, if the Total Outstandings exceed the Total Commitment, then Borrower shall prepay the Principal Debt and/or Cash Collateralize or cause to be canceled the undrawn amount of outstanding Letters of Credit in at least the amount of such excess, together with (A) all accrued and unpaid interest on the Principal Debt prepaid, and (B) any Consequential Loss arising as a result thereof.

     (iii) All mandatory payments pursuant to this Section 3.2(b) shall be applied to the unpaid Principal Debt Pro Rata except as otherwise specifically provided herein.

     (c) Voluntary Prepayments. After giving Administrative Agent a Notice of Prepayment, Borrower may voluntarily prepay all or any part of the Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 11:00 a.m. on (A) the third (3rd) Business Day preceding the date of prepayment of a Eurodollar Borrowing, and (B) one (1) Business Day prior to a prepayment of a Prime Rate Borrowing; (ii) each such partial prepayment must be in the amount of $5,000,000 or a greater integral multiple of $1,000,000 (whether a Eurodollar Borrowing or a Prime Rate Borrowing); (iii) all accrued interest on the Principal Debt being prepaid must also be paid in full, to the date of such prepayment if such voluntary prepayment is a prepayment of all outstanding Principal Debt and a termination of all Commitments under this Agreement or if the Principal Debt being prepaid is a Eurodollar Borrowing; and (iv) Borrower shall pay any related Consequential Loss (for any Eurodollar Borrowing) within ten (10) days after demand therefor. Each Notice of Prepayment shall specify the prepayment date and the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein. Administrative Agent shall promptly notify each Lender of the contents of each Notice of Prepayment upon its receipt.

     3.3 Interest Options. Except where specifically otherwise provided, Borrowings shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Agreement), the Prime Rate plus the Applicable Margin for Prime Rate Borrowings or the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Borrowings, and (b) the Maximum Rate. Each change in the Prime Rate, Applicable Margin, or the Maximum Rate, subject to the terms of this Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

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     3.4 Quotation of Rates. A Responsible Officer may call Administrative Agent on or before the date on which a Notice of Borrowing is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Notice of Borrowing is given.

     3.5 Default Rate. At the option of Required Lenders at any time while an Event of Default exists and to the extent permitted by all Legal Requirements, all past due Principal Debt and all past due accrued interest thereon, and fees and expenses payable hereunder and under the other Loan Documents shall bear interest at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment.

     3.6 Interest Recapture. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, then the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Total Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by all Legal Requirements, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Total Principal Debt.

     3.7 Interest Calculations.

     (a) All computations of interest for Prime Rate Borrowings shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be calculated on the basis of actual number of days (including the first (1st) day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

     (b) The provisions of this Agreement relating to the calculation of the Prime Rate and the Adjusted Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

     3.8 Maximum Rate. Regardless of any provision contained in any Loan Document, no Credit Party shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and if any Credit Party ever does so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and the Credit Parties shall, to the maximum extent permitted under all Legal Requirements, (a) treat all Borrowings as but a single extension of credit (and the Credit Parties and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation;

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provided that if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, then the Credit Parties shall refund such excess, and, in such event, the Credit Parties shall not, to the extent permitted by all Legal Requirements, be subject to any penalties provided by any Legal Requirements for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

     3.9 Interest Periods. When Borrower requests any Eurodollar Borrowing, Borrower may elect the interest period (each an “Interest Period”) applicable thereto, which shall be, at Borrower’s option, one (1) month or two (2), three (3), or six (6) months, in each case to the extent available from each Lender; provided, however, that: (a) the initial Interest Period for a Eurodollar Borrowing shall commence on the date of such Borrowing (including the date of any Conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Total Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Total Principal Debt; and (d) no more than an aggregate of five (5) Interest Periods shall be in effect at one time.

     3.10 Conversions; Continuations. Borrower may (a) Convert a Eurodollar Borrowing on the last day of an Interest Period to a Prime Rate Borrowing, (b) Convert a Prime Rate Borrowing at any time to a Eurodollar Borrowing, and (c) elect to Continue a Borrowing by selecting a new Interest Period (in the case of a Eurodollar Borrowing), by giving a Notice of Conversion/Continuation to Administrative Agent no later than 11:00 a.m. on the third (3rd) Business Day prior to the date of Conversion or the last day of the Interest Period, as the case may be; provided that, the principal amount Converted to, or Continued as, a Eurodollar Borrowing shall be in a minimum amount of $5,000,000 or a greater integral multiple of $1,000,000. Administrative Agent shall promptly notify each Lender with respect to each Notice of Conversion/Continuation. Absent Borrower’s Notice of Conversion/Continuation, a Eurodollar Borrowing shall be deemed Converted to a Prime Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar Borrowing may be either made or Continued as a Eurodollar Borrowing, and no Prime Rate Borrowing may be Converted to a Eurodollar Borrowing, (i) if the interest rate for such Eurodollar Borrowing would exceed the Maximum Rate, or (ii) while an Event of Default exists, unless Required Lenders otherwise consent in writing.

     3.11 Order of Application.

     (a) Payments and prepayments of the Obligation shall be applied in the order and manner specified in this Agreement; provided, however, if no order is otherwise specified and no Potential Default or Event of Default exists, payments and prepayments of the Obligation shall be applied first, to fees, second, to accrued interest then due and payable on the Total Principal Debt, and then to the remaining Obligation in the order and manner as Borrower may direct.

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     (b) If a Potential Default or Event of Default exists (or if Borrower fails to give directions as permitted under Section 3.11(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which the Credit Parties have not been paid or reimbursed in accordance with the Loan Documents; (ii) to the ratable payment of accrued and unpaid interest on the Total Principal Debt; (iii) to the ratable payment of the Total Principal Debt; and (iv) to the payment of the remaining Obligation in the order and manner Required Lenders deem appropriate.

     (c) Subject to the provisions of Section 12 and provided that Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Credit Party and may suspend all payments or seek appropriate relief (including instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Credit Party in accordance with this Agreement and the related Loan Documents.

     3.12 Right of Set-off; Adjustments.

     (a) Set-Off. Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirements, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 3.12(a) are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     (b) Sharing of Payments. If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the Borrowings owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Borrowings owing to it, or interest thereon, then such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Borrowings owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with all Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, then such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 3.12(b) may, to the fullest extent permitted by applicable Legal Requirements, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

     3.13 Booking Borrowings. To the extent permitted by all Legal Requirements, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the

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office of any of its Affiliates; provided that no Affiliate shall be entitled to receive any greater payment under Section 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

SECTION 4 CHANGE IN CIRCUMSTANCES.

     4.1 Increased Cost and Reduced Return.

     (a) Change in Legal Requirements. If, after the date hereof, the adoption or phase-in of any applicable Legal Requirement, or any change in any applicable Legal Requirement, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

     (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Borrowing, its Note, any Letter of Credit issued by it or its obligation to make Eurodollar Borrowings or issue or participate in Letters of Credit, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Borrowings or any L/C Obligations owing to it (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

     (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

     (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is or would be to increase the cost to such Lender (or its Applicable Lending Office) of being obligated to make, making, Converting into, Continuing, or maintaining any Eurodollar Borrowings or of issuing Letters of Credit or purchasing or maintaining participations in Letters of Credit or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Borrowings or with respect to any L/C Obligations owing to it, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section 4.1(a), then Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar Borrowings, or Convert all Eurodollar Borrowings into Prime Rate Borrowings, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 shall be applicable); provided that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

     (b) Capital Adequacy. If, after the date hereof, any Lender shall have determined that the adoption or phase-in of any applicable Legal Requirement regarding capital adequacy or any change

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therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

     (c) Notice. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 4.1 and will use reasonable efforts to designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 4.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     4.2 Limitation on Types of Borrowings.

     If on or prior to the first (1st) day of any Interest Period for any Eurodollar Borrowing:

     (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

     (b) Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Lenders of funding Eurodollar Borrowings for such Interest Period;

then Administrative Agent shall give Borrower and each Lender prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lenders shall be under no obligation to make additional Eurodollar Borrowings, Continue any Eurodollar Borrowings, or to Convert any Prime Rate Borrowings to Eurodollar Borrowings and Borrower shall, on the last day(s) of the then-current Interest Period(s) for the outstanding Eurodollar Borrowings, either prepay such Borrowings or Convert such Borrowings into Prime Rate Borrowings in accordance with the terms of this Agreement.

     4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Borrowings hereunder, then such Lender shall promptly notify Administrative Agent and Borrower thereof and such Lender’s obligation to make or Continue Eurodollar Borrowings and to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Borrowings (in which case the provisions of Section 4.4 shall be applicable).

     4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue Eurodollar Borrowings or to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be

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suspended pursuant to Section 4.1, 4.2, or 4.3, then such Lender’s Eurodollar Borrowings shall be automatically Converted into Prime Rate Borrowings on the last day(s) of the then current Interest Period(s) for all Eurodollar Borrowings (or, in the case of a Conversion required by Section 4.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1, 4.2, or 4.3 that gave rise to such Conversion no longer exist:

     (a) to the extent that such Lender’s Eurodollar Borrowings have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurodollar Borrowings shall be applied instead to its Prime Rate Borrowings; and

     (b) all Borrowings that would otherwise be made or Continued by such Lender as Eurodollar Borrowings shall be made or Continued instead as Prime Rate Borrowings, and all Borrowings of such Lender that would otherwise be Converted into Eurodollar Borrowings shall be Converted instead into (or shall remain as) Prime Rate Borrowings.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 4.1, 4.2, or 4.3 that gave rise to the Conversion of such Lender’s Eurodollar Borrowings pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Borrowings made by other Lenders are outstanding, then such Lender’s Prime Rate Borrowings shall be automatically Converted, on the first (1st) day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Borrowings held by Lenders are held Pro Rata (as to principal amounts, Types, and Interest Periods).

     4.5 Compensation. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (herein called a “Consequential Loss”) incurred by it as a result of:

     (a) any payment, prepayment, or Conversion of a Eurodollar Borrowing for any reason (including the acceleration of the Obligation pursuant to Section 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

     (b) any failure by Borrower for any reason (including the failure of any condition precedent specified in Section 6 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Borrowing on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Notice of Borrowing, Notice of Conversion/Continuation, or Notice of Prepayment.

     4.6 Taxes.

     (a) Any and all payments by Borrower to or for the account of any Credit Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Credit Party, Taxes based on or measured by its income, and franchise taxes imposed on it by the jurisdiction under the Legal Requirements of which such Credit Party (or its Applicable Lending Office) is organized or any political subdivision thereof (such income and franchise Taxes being “Excluded Taxes”). If Borrower shall be required by any Legal Requirement to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable under this Agreement or any other Loan Document to any Credit Party, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to

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additional sums payable under this Section 4.6) such Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with all Legal Requirements.

     (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as “Other Taxes”).

     (c) Borrower agrees to indemnify each Credit Party for the full amount of Taxes (other than Excluded Taxes) and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) paid by such Credit Party and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

     (d) Each Lender organized under the Legal Requirements of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Tax Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

     (e) For any period with respect to which a Lender referred to in the foregoing Section 4.6(d) has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to Section 4.6(d) (unless such failure is due to a change in any Legal Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Sections 4.6(a) or (b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes (other than Excluded Taxes) because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     (f) If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

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     (g) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

     (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in Sections 4.1, 4.5, and 4.6 shall survive the termination of the Total Commitment and the payment in full of the Notes.

SECTION 5 FEES.

     5.1 Treatment of Fees. Except as otherwise provided by any Legal Requirement, the fees described in this Section 5: (a) do not constitute compensation for the use, detention, or forbearance of money; (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement; (c) shall be payable in accordance with Section 3.1; (d) shall be non-refundable; (e) shall, to the fullest extent permitted by all Legal Requirements, bear interest, if not paid when due, at the Default Rate; and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days.

     5.2 Fees of Administrative Agent. Borrower shall pay to Administrative Agent the fees specified in the Fee Letter, which fees shall be for the account of Administrative Agent and for the account of the Credit Parties as shall be agreed between Administrative Agent and each other Credit Party.

     5.3 Facility Fees. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a facility fee, calculated daily but payable on (a) the last day of each quarter for fees accrued through and including the last day of such quarter, (b) on the Termination Date, and (c) thereafter on demand, commencing September 30, 2005. Each installment shall be in an amount equal to the product of (a) the rate per annum equal to the Applicable Margin for Facility Fees times (b) the daily amount of the Commitment of each Lender, whether used or unused (or, after the Termination Date, on the Total Outstandings), in each case during the period from and including the last payment date to and excluding the payment date for such installment.

     5.4 Utilization Fee. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, a utilization fee, calculated daily but payable quarterly in installments in arrears, on each payment date for facility fees as set forth in Section 5.3. Each installment shall be in an amount equal to the product of (a) the rate per annum equal to the Applicable Margin for Utilization Fees times (b) the daily Total Outstandings for each day in which the Total Principal Debt exceeds an amount equal to fifty percent (50%) of the Total Commitment during the period from and including the last payment date to and excluding the payment date for such installment.

     5.5 Letter of Credit Fees. Borrower shall pay to Administrative Agent for the ratable account of Lenders a Letter of Credit fee for each outstanding Letter of Credit equal to a rate per annum equal to the product of (a) the Applicable Margin for Eurodollar Borrowings minus 0.10%, times (b) the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such Letter of Credit fees shall accrue and be computed on a quarterly basis in arrears, and shall be due and payable (a) on the fifteenth (15th) day after the last day of each March, June, September, and December for fees accrued through the last day of the preceding quarter, (b) on the Letter of Credit Expiration Date, and (c) thereafter on demand. If there is any change in the Applicable Margin during any quarter, the daily maximum amount of each Letter of

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Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

     5.6 Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued or renewed by such L/C Issuer equal to a rate per annum equal to the product of (a) 0.10% times (b) the daily maximum amount which is available to be drawn under such Letter of Credit. Such fronting fee shall accrue and be computed on a quarterly basis in arrears, and shall be due and payable (a) on the fifteenth (15th) day after the last day of each March, June, September, and December for fees accrued through the last day of the preceding quarter, (b) on the Letter of Credit Expiration Date, and (c) thereafter on demand. In addition, Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment, and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

SECTION 6 CONDITIONS PRECEDENT.

     6.1 Conditions Precedent to Closing. This Agreement shall not become effective unless the following conditions precedent are satisfied on or before the Closing Date:

     (a) Borrower Documents. Borrower shall deliver or cause to be delivered to Administrative Agent the following, each, unless otherwise noted, dated as of the Closing Date:

     (i) certified copies of its Constituent Documents, together with existence and good standing certificates from the Secretary of State of Nevada and foreign qualification and good standing certificates from the State of Texas, each dated a recent date prior to the Closing Date;

     (ii) a certificate of Responsible Officers of Borrower certifying (A) its Constituent Documents, (B) resolutions of its Board of Directors (or of the Executive Committee of the Board of Directors upon delivery of resolutions of the Board of Directors authorizing such action by an Executive Committee) approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents, certified as of the Closing Date as being in full force and effect without modification or amendment, and (C) signatures and incumbency of its officers executing this Agreement and the other Loan Documents;

     (iii) executed originals of this Agreement, the Notes, if any, payable to the order of each applicable Lender and the other Loan Documents to be executed by Borrower; and

     (iv) such other documents as Administrative Agent may reasonably request.

     (b) Opinion of Counsel for Borrower. The Credit Parties and their respective counsel shall have received originally executed copies of a favorable written opinion of counsel for Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date, addressed to the Administrative Agent and the Lenders, and setting forth substantially the matters in the opinions designated in Exhibit D.

     (c) Fees. Borrower shall have paid to Administrative Agent, (i) for distribution (as appropriate) to the Credit Parties, the fees payable on the Closing Date referred to in Section 5.2, and

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(ii) all reasonable fees and expenses incurred by Administrative Agent and Arranger in connection with the negotiation, preparation, and closing of the transactions evidenced by the Loan Documents (including, without limitation, Attorney Costs).

     (d) Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     (e) Termination of Existing Credit Facilities. Borrower shall have provided to Administrative Agent evidence of payment and cancellation of the Existing Revolver Credit Facility and the Existing L/C Facility.

     6.2 Conditions to all Credit Extensions. The obligations of the Credit Parties to make each Credit Extension (including the initial Credit Extension) are subject to the following further conditions precedent:

     (a) Notice of Borrowing. Administrative Agent shall have received, in accordance with the provisions of Section 2.4 and Section 3.10, an originally executed Notice of Borrowing or Notice of Conversion/Continuation, as applicable.

     (b) Representations and Warranties; Performance of Agreements. As of the date of such Credit Extension, Borrower’s representations and warranties in each Loan Document are true, correct, and complete in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by this Agreement).

     (c) No Default. No Potential Default or Event of Default exists or would be caused by the making of such Credit Extension.

     (d) No Injunction or Restraining Order. No order, judgment, or decree of any Governmental Authority shall purport to enjoin or restrain any Credit Party from making such Credit Extension.

     (e) No Violation. The making of such Credit Extension shall not violate any Legal Requirement, including Regulation T, Regulation U, or Regulation X of the Board of Governors of the Federal Reserve System.

     (f) Other Matters. All matters related to such Credit Extension must be satisfactory to Required Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Documents which are necessary to enable Borrower to qualify for such Credit Extension.

Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, the Credit Parties may make a Credit Extension without all conditions being satisfied, but, to the extent permitted by all Legal Requirements, such Credit Extension shall not be deemed to be a

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waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Credit Extension, unless Required Lenders specifically waive each such item in writing.

SECTION 7 REPRESENTATIONS AND WARRANTIES.

     Borrower represents and warrants to the Credit Parties as follows:

     7.1 Purpose of Credit Facility. Borrower will use (or will loan or contribute such proceeds to its Subsidiaries to so use) all proceeds of Credit Extensions for one or more of the following: (a) to refinance existing Debt of Borrower under the Existing Revolver Credit Facility and the Existing L/C Facility; and (b) for lawful, corporate purposes including, without limitation, liquidity support for commercial paper issued by Borrower and to satisfy its insurance bonding requirements. No Restricted Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U. No part of the proceeds of any Credit Extension will be used, directly or indirectly, for a purpose which violates any Legal Requirement, including the provisions of Regulation T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended). “Margin Stock” (as defined in Regulation U) constitutes less than twenty-five percent (25%) of those assets of the Companies that are subject to any limitation on sale, pledge, or similar restrictions hereunder.

     7.2 Existence, Good Standing, Authority, and Authorizations. Each Restricted Company is duly organized, validly existing, and in good standing under the Legal Requirements of its jurisdiction of organization. Each Restricted Company is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, except where the failure to be so qualified could not constitute a Material Adverse Event. Each Restricted Company possesses all the Authorizations necessary or required in the conduct of its respective business(es), and the same are valid, binding, enforceable, and subsisting without any defaults thereunder or enforceable adverse limitations thereon and are not subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof, except for any such circumstance that could not be a Material Adverse Event.

     7.3 Subsidiaries; Capital Stock. The Companies have no Subsidiaries except as disclosed on Schedule 7.3, such schedule reflecting each Subsidiary’s jurisdiction of incorporation (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted or not prohibited by the Loan Documents) and each Unrestricted Subsidiary is designated as such. All of the outstanding Stock of each Subsidiary is duly authorized, validly issued, fully paid, and nonassessable and, except (a) for directors’ qualifying shares, or (b) as otherwise set forth on Schedule 7.3, are owned directly or indirectly by Borrower (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted or not prohibited by the Loan Documents), free and clear, in the case of all Restricted Subsidiaries, of any Liens, restrictions (including restrictions on transfer), claims, or Rights of another Person except for restrictions on transfer imposed by securities Legal Requirements and general corporate Legal Requirements.

     7.4 Authorization and Contravention. The execution and delivery by Borrower of each Loan Document and the performance by Borrower of its obligations thereunder (a) are within the corporate power of Borrower, (b) have been duly authorized by all necessary corporate action on the part of Borrower, (c) require no action by or in respect of Authorizations of or filing with, any Governmental Authority, which action, Authorization, or filing has not been taken, received, or made on or prior to the

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Closing Date (or if later, the date of execution and delivery of such Loan Document) other than filing of the Loan Documents pursuant to securities Legal Requirements, (d) will not violate any provision of the Constituent Documents of any Company, (e) will not violate any provision of any Legal Requirement applicable to any Company, other than such violations which individually or collectively could not be a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which any Company is a party, other than such violations which could not be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Company.

     7.5 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Document to which Borrower is a party will constitute a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     7.6 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. No Material Adverse Event has occurred from March 31, 2005 to the Closing Date.

     7.7 Litigation, Claims, Investigations. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, could (individually or collectively with other Litigation) be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $25,000,000 or more which is not either (a) stayed on appeal, or (b) being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or, to the best knowledge of Borrower, threatened against any Company which is reasonably likely to be determined adversely and, if so adversely determined, could be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that could be a Material Adverse Event.

     7.8 Taxes. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes (a) that are being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, or (b) for which nonpayment thereof could not be a Material Adverse Event.

     7.9 Environmental Matters. No Company, after reasonable inquiry, (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Materials, on any property presently or previously owned or leased by any Company or to which Hazardous Materials generated by any Company have been taken, that could be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law that could be a Material Adverse Event, or

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(c) knows that any Company is under any obligation to remedy any violation of any Environmental Law or any Release or threatened Release of any Hazardous Materials that could be a Material Adverse Event.

     7.10 Employee Benefit Plans. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in Section 302 of ERISA and Section 412 of the Tax Code, (b) neither Borrower nor any ERISA Affiliate has incurred a liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Tax Code), and (e) no Reportable Event has occurred which is reasonably likely to result in the termination of an Employee Plan, if such accumulated funding deficiency, liability, withdrawal, prohibited transaction, or Reportable Event is reasonably likely to result individually or in the aggregate in liability on the part of Borrower in excess of $25,000,000. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee Plan) did not, as of the last annual valuation date for the most recent plan year of such Employee Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Employee Plan) did not, as of the respective annual valuation dates for the most recent plan year of each such Plan, exceed the value of the assets of all such Employee Plans.

     7.11 Properties; Liens. Each Restricted Company has good and indefeasible title to all its property reflected on the Current Financials, except for property that (a) is obsolete, or (b) has been disposed of in the ordinary course of business or as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Restricted Company.

     7.12 Government Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

     7.13 Transactions with Affiliates. No Restricted Company is a party to a transaction with any of its Affiliates, other than transactions upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm’s-length transaction with a Person that was not its Affiliate.

     7.14 No Default. No event has occurred and is continuing or would result from the incurring of obligations by Borrower under this Agreement or any other Loan Document which constitutes an Event of Default or a Potential Default. No Restricted Company is in default under or with respect to any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is party which could, individually or together with all such defaults, be a Material Adverse Event.

     7.15 Solvency. At the time of each Credit Extension hereunder, each Restricted Company is (and after giving effect to the transactions contemplated by the Loan Documents and any incurrence of additional Debt, will be) Solvent.

     7.16 Compliance with Legal Requirements. No Company is in violation of any Legal Requirements (including Environmental Laws), other than such violations which could not, individually

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or collectively, be a Material Adverse Event. No Company has received notice alleging any non-compliance with any Legal Requirements, except for such non-compliance which no longer exists or which could not be a Material Adverse Event.

     7.17 Full Disclosure. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company which could be a Material Adverse Event and which has not been disclosed, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Credit Party in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Credit Party will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

     7.18 Senior Debt. The Obligation constitutes (and will constitute until payment in full and cancellation of all Commitments hereunder) Borrower’s direct and unconditional obligation and ranks at least pari passu with other unsecured and unsubordinated Debt of Borrower.

SECTION 8 AFFIRMATIVE COVENANTS.

     Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt and payment in full of all interest, fees, and other amounts of the Obligation then due and owing, and so long as any Letter of Credit shall remain outstanding, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

     8.1 Use of Proceeds. Borrower shall use the proceeds of all Credit Extensions only for the purposes represented herein.

     8.2 Books and Records. Borrower shall, and shall cause each other Company to, maintain books, records, and accounts necessary to prepare all Financial Statements delivered hereunder in accordance with GAAP.

     8.3 Items to be Furnished. Borrower shall cause the following to be furnished to Administrative Agent and each Lender:

     (a) Annual Financial Statements. Promptly after preparation, and no later than ninety (90) days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated and consolidating financial condition and results of operations of the Companies, as of, and for the year ended on, such day, each accompanied by:

     (i) with respect to the consolidated Financial Statements, the unqualified opinion of a firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards and Securities Laws, that such Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Companies, and containing an attestation report as to Borrower’s internal controls pursuant to Section 404 of Sarbanes-Oxley;

     (ii) any management letter delivered to Borrower prepared by such accounting firm with respect to such Financial Statements; and

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     (iii) a Compliance Certificate.

     (b) Periodic Financial Statements. Promptly after preparation, and no later than sixty (60) days after the last day of each fiscal quarter of Borrower (other than the last fiscal quarter of any fiscal year), Financial Statements showing the consolidated and consolidating financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to such last day, accompanied by (i) an internally prepared financial summary of the Companies and other information as Administrative Agent may reasonably request, and (ii) a Compliance Certificate with respect to such Financial Statements.

     (c) Management Letters. Promptly upon receipt thereof, copies of all auditor’s annual management letters delivered to Borrower.

     (d) Notices of Litigation, Defaults, Etc. Notice, promptly after Borrower knows or has reason to know of (i) the existence and status of any Litigation which is reasonably likely to be determined adversely and, if so adversely determined, could be a Material Adverse Event, or of any order or judgment for the payment of money which (individually or collectively) is in excess of $25,000,000, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $25,000,000 or more, (ii) any material change in any material fact or circumstance represented or warranted in any Loan Document, (iii) a Potential Default or Event of Default specifying the nature thereof and what action Borrower or any other Company has taken, is taking, or proposes to take with respect thereto; provided, however, that Borrower shall have no obligation to notify Administrative Agent or Lenders of a Potential Default under Section 9.12 unless Borrower has actual knowledge of such Potential Default and such Potential Default has continued, or Borrower reasonably expects such Potential Default to continue, for a period of five (5) consecutive days, (iv) the receipt by any Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization which any Company is required to hold in order to operate its business in compliance with all Legal Requirements, other than such expirations, terminations, suspensions, or modifications which individually or in the aggregate would not be a Material Adverse Event, (v) any federal, state, or local statute, regulation, or ordinance or judicial or administrative order limiting or controlling the operations of any Company which has been issued or adopted hereafter and which is of material adverse importance or effect in relation to the operations of the Companies taken as a whole, (vi) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could, individually or collectively with other such violations or allegations, reasonably be expected to be a Material Adverse Event, or (vii) (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of any Company to the PBGC in an aggregate amount exceeding $25,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (C) Borrower’s or an ERISA Affiliate’s becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (D) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $25,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

     (e) Schedule and Exhibit Updates. Concurrently with the delivery of each Compliance Certificate, to the extent any of the information or disclosures provided on any of the Schedules or

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Exhibits delivered pursuant to this Agreement or any Loan Documents has become outdated or incorrect in any material respect, such revised or updated Schedules or Exhibits as may be necessary or appropriate to update or correct such information or disclosures.

     (f) SEC Filings. Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K and Form 10-Q filed by or on behalf of Borrower with the Securities and Exchange Commission, and notice of the filing of any Form 8-K by or on behalf of Borrower with the Securities and Exchange Commission.

     (g) Change in Ratings. Promptly upon the receipt of notice thereof, and in any event within three (3) Business Days after any change in the Moody’s Rating, the S & P Rating, or the Fitch Rating, notice of such change.

     (h) Other Information. Promptly upon request therefor by any Credit Party, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, as reasonably requested.

     (i) Borrower Materials. Borrower hereby acknowledges that (a) Administrative Agent will make available to the Lenders and each L/C Issuer materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Borrower or its securities) (each, a “Public Lender”). Borrower hereby agrees that so long as Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized Administrative Agent, each L/C Issuer, and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

     8.4 Inspections. Borrower shall, and shall cause each other Company to, upon reasonable notice, allow any Credit Party (or its Representatives) (except in the case of Administrative Agent or its Representatives or unless an Event of Default exists (which in either case shall be at the expense of Borrower), at the sole expense of such Credit Party) to inspect any of their properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of their affairs, conditions, and finances with other creditors, directors, officers, employees, other representatives, and independent accountants of the Companies, from time to time, during reasonable business hours.

     8.5 Taxes. Borrower shall, and shall cause each other Company to (a) promptly pay when due any and all Taxes other than Taxes the failure to pay could not be a Material Adverse Event or the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made,

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and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) notify Administrative Agent immediately if the Internal Revenue Service or any other taxing authority commences or notifies any Company of its intention to commence an audit or investigation with respect to any Taxes of any kind due or alleged to be due from any Company to the extent that the failure to pay such Taxes could be a Material Adverse Event.

     8.6 Payment of Obligations. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Borrower shall, and shall cause each Restricted Company to, promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations (other than the Obligation) are being contested in good faith by appropriate proceedings).

     8.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by Section 9.10, Borrower shall, and shall cause each other Company to, at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof where the failure to do so could be a Material Adverse Event; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations which may at any time and from time to time be necessary for the Companies to operate their businesses in compliance with all Legal Requirements, where the failure to so obtain, renew, extend, or continue in effect could be a Material Adverse Event.

     8.8 Insurance. Borrower shall, and shall cause each other Company to, maintain with financially sound, responsible, and reputable insurance companies or associations insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. At Administrative Agent’s request, Borrower shall, and shall cause each other Company to, promptly deliver to Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums.

     8.9 Preservation and Protection of Rights. Borrower shall, and shall cause each other Company to, perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of the Credit Parties under any Loan Document.

     8.10 Environmental Laws. Borrower shall, and shall cause each other Company to (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, and (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Material on any property owned by any Company or at any facility operated by any Company to the extent and degree necessary to comply with all Environmental Laws, except, in the cases of clauses (a) and (b), to the extent that the failure to do so could not be a Material Adverse Event.

     8.11 Compliance with Legal Requirements. Borrower shall, and shall cause each other Company to, comply with the provisions of all Legal Requirements applicable to it, and any material written or oral agreement, contract, commitment, or understanding to which it is a party, unless the failure

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to so comply alone, or when aggregated with all other such non-compliance, could not be a Material Adverse Event.

     8.12 Designation of Unrestricted Subsidiaries

     (a) Borrower shall have the option of designating any Restricted Subsidiary as an Unrestricted Subsidiary by giving prior written notice to the Administrative Agent and Lenders (as provided in the next sentence), provided that (i) such designation does not result in an Event of Default or a Potential Default, and (ii) the aggregate of (x) the Recourse Debt of such Restricted Subsidiary (determined as at the date of such designation), and (y) the aggregate Recourse Debt of all other Subsidiaries of Borrower, if any, which Borrower has previously designated as Unrestricted Subsidiaries (determined for each such other Subsidiary as at the date of designation of the new Unrestricted Subsidiary and determined for all such Subsidiaries (including the new Unrestricted Subsidiary) on a consolidated basis in accordance with GAAP) does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (determined as at the date of such designation) excluding the Restricted Subsidiary to be so designated, or (b) $750,000,000. Each notice of designation delivered pursuant to the preceding sentence shall be accompanied by the following documents, each certified by a Responsible Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (X) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of each Restricted Subsidiary the subject of such notice of designation; and (Y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with clause (ii) of the first sentence of this Section 8.12(a). Any attempted designation by Borrower of a Restricted Subsidiary as an Unrestricted Subsidiary other than in compliance with the limitations contained in this Section 8.12(a) shall be ineffective as fully as if such attempted designation had never occurred.

     (b) Borrower shall have the option of designating any newly formed or acquired Subsidiary as an Unrestricted Subsidiary so long as such designation complies with the requirements of the proviso in the first sentence of Section 8.12(a) and Administrative Agent receives a list of newly formed or acquired Unrestricted Subsidiaries in connection with the delivery of each Compliance Certificate delivered to Administrative Agent pursuant to Section 8.3, which Compliance Certificate shall contain a statement that Borrower is in compliance with clause (ii) of the first sentence of Section 8.12(a) (for such purpose the reference to “Restricted Subsidiary” in clause (ii) of the first sentence of Section 8.12(a) shall be deemed to read “newly formed or acquired Subsidiary”).

     (c) If, as of any date, the aggregate Recourse Debt of the Unrestricted Subsidiaries (determined on a consolidated basis in accordance with GAAP) exceeds the greater of (a) twenty-five percent (25%) of Consolidated Debt as of such date or (b) $750,000,000, then Borrower shall designate an Unrestricted Subsidiary or Subsidiaries to be a Restricted Subsidiary such that the aggregate Recourse Debt of the remaining Unrestricted Subsidiaries does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (including the newly designated Restricted Subsidiary), or (b) $750,000,000. Borrower shall notify Administrative Agent and Lenders of any such designation not later than ten (10) days after the requirement to make such designation arises pursuant to the preceding sentence, accompanied by the following documents, each certified by a Responsible Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (X) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of the Subsidiary to be designated a Restricted Subsidiary, and (Y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries

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before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with this Section 8.12(c).

SECTION 9 NEGATIVE COVENANTS.

     Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, and so long as any Letter of Credit shall remain outstanding, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders (or all Lenders, in the case of Section 9.6):

     9.1 Employee Benefit Plans. Borrower shall not, and shall not permit any ERISA Affiliate to, directly or indirectly, engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Tax Code), and the Companies and their respective ERISA Affiliates shall not, directly or indirectly, (a) incur any “accumulated funding deficiency” as such term is defined in Section 302 of ERISA with respect to any Employee Plan, (b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding, or withdrawal would result individually or in the aggregate in liability on the part of Borrower in excess of $25,000,000.

     9.2 Liens. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any Stock of any Restricted Subsidiary (other than Stock not owned by a Company), or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its other assets, except in the case of clause (b):

     (i) pledges or deposits made to secure payment of worker’s compensation, or to participate in any fund in connection with worker’s compensation, unemployment insurance, pensions, or other social security programs;

     (ii) good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Restricted Companies;

     (iii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

     (iv) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

     (v) the following, so long as the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which

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reserves or other provisions required by GAAP have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (A) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (B) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (C) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

     (vi) Liens in favor of Administrative Agent to secure the Obligation;

     (vii) Liens in favor of Borrower;

     (viii) Liens in assets or properties acquired with purchase money Debt securing only such purchase money Debt; provided that such Liens attach to such property concurrently with or within one hundred eighty (180) days after the acquisition thereof;

     (ix) Liens on any property or asset of any corporation or other entity existing at the time such corporation or other entity becomes a Subsidiary or is merged or consolidated with or into any Restricted Company or at the time such property or asset is acquired from such corporation or other entity, other than any Lien placed on any property or asset of such corporation or other entity in contemplation of such acquisition, merger, or consolidation;

     (x) Liens securing non-recourse Debt incurred in connection with industrial revenue, municipal utility district, or similar financing;

     (xi) Liens for current taxes not yet due;

     (xii) other Liens securing Debt or other obligations not to exceed in the aggregate for all such Liens the sum of $25,000,000; and

     (xiii) any renewals, extensions, or refinancings (but not increase in the principal amount thereof) of any of the foregoing Permitted Liens.

     9.3 Subsidiary Indebtedness; Limitations on Upstreaming. Borrower shall not permit any Restricted Subsidiary to guaranty any Debt of Borrower unless such Restricted Subsidiary also executes a pari passu guaranty of the Obligation. Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly agree to any restriction or limitation on the making of dividends or distributions, the repaying of loans or advances or the transferring of assets from any Restricted Subsidiary to Borrower or any other Restricted Subsidiary, except (a) restrictions and limitations imposed by Legal Requirements, (b) customary restrictions and limitations contained in agreements relating to the sale of a Subsidiary or its assets that is permitted hereunder and (c) any other restrictions that could not reasonably be expected to cause a Material Adverse Event.

     9.4 Transactions with Affiliates. Borrower shall not, and shall not permit any other Restricted Company to, enter into any transaction with any of its Affiliates, other than transactions upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm’s-length transaction with a Person that was not its Affiliate.

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     9.5 Compliance with Documents. Borrower shall not, and shall not permit any other Company to, violate the provisions of its Constituent Documents, or modify, repeal, replace, or amend any provision of its Constituent Documents, if such action could materially and adversely affect the Rights of any Credit Party under this Agreement or the other Loan Documents.

     9.6 Assignment. Borrower shall not assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     9.7 Fiscal Year and Accounting Methods. Borrower shall not, and shall not permit any other Restricted Company to, change its method of accounting, other than immaterial changes in methods or as required by GAAP. Borrower shall not, and shall not permit any other Restricted Company to, change its fiscal year for book accounting purposes, except upon the delivery of written notice to Administrative Agent.

     9.8 Government Regulations. Borrower shall not, and shall not permit any other Restricted Company to, conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

     9.9 Sale of Assets. Borrower shall not, and shall not permit any other Restricted Company to, sell, assign, transfer, or otherwise dispose of all or substantially all of its assets, other than (a) sales, assignments, transfers, or other dispositions of assets by a Restricted Subsidiary to Borrower or to another Restricted Subsidiary and (b) sales, assignments, transfers, or other dispositions of assets (to Persons other than Borrower or a Restricted Subsidiary) of Restricted Subsidiaries (i) having an aggregate fair market value not to exceed $100,000,000 in any fiscal year, or (ii) in the ordinary course of business.

     9.10 Mergers and Dissolutions; Sale of Capital Stock. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, merge or consolidate with any other Person, other than (a) mergers or consolidations involving Borrower if Borrower is the surviving entity, and (b) mergers or consolidations among Wholly-owned Companies, in each case so long as no Potential Default or Event of Default exists or would result therefrom; provided that in any merger involving any Restricted Company, a Restricted Company must be the surviving entity. Borrower shall not, and shall not permit any other Restricted Company to, liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers or consolidations permitted under this Section 9.10. Borrower shall not, and shall not permit any other Company to, sell, assign, lease, transfer, or otherwise dispose of the Stock of any other Restricted Company, other than sales, assignments, leases, transfers, or other such dispositions to another Company. Notwithstanding the foregoing, nothing in this Agreement shall prohibit any mergers, consolidations, liquidations, wind ups, or dissolutions of any Subsidiary or the sale, assignment, lease, transfer, or other disposal of the Stock of any Subsidiary so long as (i) no Potential Default or Event of Default exists or would result from such merger, consolidation, liquidation, wind up, or dissolution or such sale, assignment, lease, transfer, or other disposal of such Stock, (ii) after giving effect thereto, the character of the business of the Restricted Companies, on a consolidated basis, will not be materially changed, and (iii) the assets, annual revenues, and annual net income, in each case determined in accordance with GAAP, of the affected Subsidiary does not exceed $100,000,000.

     9.11 New Business. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, permit or suffer to exist any material change (on a consolidated basis) in the type

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of businesses in which it is engaged from the businesses (on a consolidated basis) of the Companies as conducted on the Closing Date.

     9.12 Financial Covenants.

     (a) Leverage Ratio. Borrower shall not permit the Leverage Ratio (expressed as a percent), as of the last day of any fiscal quarter of Borrower, to be greater than fifty-five percent (55%).

     (b) Interest Coverage. Borrower shall not permit the Interest Coverage Ratio, as of the last day of any fiscal quarter of Borrower, to be less than 2.0 to 1.0.

     (c) Minimum Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter of Borrower, to be less than the sum of (a) $2,716,220,000, plus (b) fifty percent (50%) of the amount of Net Proceeds from any Equity Issuance subsequent to March 31, 2005, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income.

SECTION 10 DEFAULT.

     The term “Event of Default” means the occurrence of any one or more of the following events:

     10.1 Payment of Obligation. The failure or refusal of Borrower to pay (a) all or any part of the Principal Debt or any L/C Obligation when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents), or (b) any other part of the Obligation within five (5) calendar days after the due date, or (c) the indemnification and reimbursement obligations provided for in the Loan Documents after demand therefor.

     10.2 Covenants. The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with:

     (a) any covenant, agreement, or condition contained in Section 8.3 (other than Sections 8.3(e), 8.3(f), and 8.3(g)); or

     (b) any covenant, agreement, or condition contained in Sections 8.3(e), 8.3(f), 8.3(g), 8.12, or 9, and such failure or refusal continues unremedied for ten (10) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower’s actual knowledge of such failure or refusal; or

     (c) any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation and the covenants in clause (a) or (b) preceding) and such failure or refusal continues unremedied for thirty (30) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower’s actual knowledge of such failure or refusal.

     10.3 Debtor Relief. Any Restricted Company (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due, (c) makes an assignment for the benefit of creditors, (d) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (e) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Credit Party granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within sixty (60) days after its filing without the

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entry of an order for relief or the appointment of a receiver) or an order of relief or judgment is entered in, or a receiver or similar officer is appointed pursuant to, any such proceeding.

     10.4 Judgments and Attachments. Any Restricted Company fails, within sixty (60) days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company’s assets having a value (individually or collectively) of $25,000,000, in each case, which is not stayed on appeal.

     10.5 Government Action.

     (a) A final non-appealable order is issued by any Governmental Authority, including, but not limited to, the United States Justice Department, seeking to cause any Restricted Company to divest assets with a fair market value in excess of $25,000,000, pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Legal Requirements; or

     (b) Any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of, the assets of any Restricted Company with a fair market value in excess of $25,000,000.

     10.6 Misrepresentation. Any representation or warranty made by Borrower contained in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

     10.7 Change of Control. A Change in Control of Borrower shall occur.

     10.8 Default Under Other Debt and Agreements.

     (a) Any Restricted Company fails to make any payments when due (after lapse of any applicable grace periods) with respect to any Debt of such Restricted Company (other than the Obligation) in excess (individually or collectively) of $25,000,000; and

     (b) Any default exists under any agreement (other than the Loan Documents) to which any Restricted Company is a party, which has not been waived by the parties thereto, the effect of which has been to cause, or to permit any Person to cause, an amount of Debt of such Restricted Company in excess (individually or collectively) of $25,000,000 to become due and payable by such Restricted Company (whether by acceleration or by its terms).

     10.9 Employee Benefit Plans.

     (a) A “Reportable Event” or “Reportable Events,” or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Tax Code), shall have occurred with respect to any Employee Plan or Plans that is reasonably expected to result in liability of Borrower to the PBGC or to an Employee Plan in an aggregate amount exceeding $25,000,000; or

     (b) Borrower or any ERISA Affiliate has provided to any affected party a sixty (60) day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with Section 4041(c) of ERISA if the liability reasonably expected to be incurred as a result of such termination will exceed $25,000,000; or

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     (c) A trustee shall be appointed by a United States district court to administer any such Employee Plan pursuant to Section 4042(b) of ERISA; or

     (d) The PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan if such termination proceeding is reasonably expected to result in liability on the part of Borrower in excess of $25,000,000; or

     (e) (i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of Section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and (iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $25,000,000; or

     (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $25,000,000.

     10.10 Validity and Enforceability of Loan Documents. Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by Borrower or Borrower shall deny in writing that it has any or any further liability or obligations under any Loan Document to which it is a party.

SECTION 11 RIGHTS AND REMEDIES.

     11.1 Remedies Upon Default.

     (a) If an Event of Default exists under Section 10.3(c), 10.3(d), or 10.3(e) then (i) the commitment to extend credit hereunder shall automatically terminate, (ii) the entire unpaid balance of the Obligation shall automatically become due and payable, and (iii) Borrower shall automatically be required to Cash Collateralize the then-undrawn amount of outstanding Letters of Credit (in an amount equal to the outstanding amount thereof), in each case without any action or notice of any kind whatsoever.

     (b) If any Event of Default exists, then Administrative Agent may (and, subject to the terms of Section 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under Section 11.1(a), then declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by all Legal Requirements, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker’s Lien against the interest of any Company in and to every account and other property of any Company which are in the possession of any Credit Party to the extent of the full amount

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of the Obligation (to the extent permitted by all Legal Requirements, Borrower being deemed directly obligated to each Credit Party in the full amount of the Obligation for such purposes); (v) require that Borrower Cash Collateralize the then-undrawn amount of outstanding Letters of Credit (in an amount equal to the outstanding amount thereof); and (vi) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Legal Requirements of the State of Texas, or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to any Credit Party in any of the Loan Documents; provided that each Lender reserves the Right to bring suit to recover Obligations owing to such Lender after such Obligations become due and payable in the event Administrative Agent or Required Lenders do not do so on its behalf.

     11.2 Borrower Waivers. To the extent permitted by all Legal Requirements, Borrower hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

     11.3 Performance by Administrative Agent. If any covenant, duty, or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, while an Event of Default exists, then Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by Borrower to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

     11.4 Delegation of Duties and Rights. The Credit Parties may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

     11.5 Not in Control. Nothing in any Loan Document shall, or shall be deemed to (a) give any Credit Party the Right to exercise control over the assets (including real property), affairs, or management of any Company, (b) preclude or interfere with compliance by any Company with any Legal Requirement, or (c) require any act or omission by any Company that may be harmful to Persons or property. Any “Material Adverse Event” or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Credit Party acquiesces in any non-compliance by any Company with any Legal Requirement or document, or that any Credit Party does not expect any Company to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The Credit Parties have no fiduciary relationship with or fiduciary duty to any Company arising out of or in connection with the Loan Documents, and the relationship between the Credit Parties, on the one hand, and the Companies, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of the Credit Parties under the Loan Documents is limited to the Rights provided in the Loan Documents, which Rights exist solely to assure payment and performance of the Obligation

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and may be exercised in a manner calculated by the Credit Parties in their respective good faith business judgment.

     11.6 Course of Dealing. The acceptance by any Credit Party at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by any Credit Party of any Event of Default shall be deemed to be a waiver of any other then-existing or subsequent Event of Default. No delay or omission by any Credit Party in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

     11.7 Cumulative Rights. All Rights available to the Credit Parties under the Loan Documents are cumulative of and in addition to all other Rights granted to the Credit Parties at law or in equity, whether or not the Obligation is due and payable and whether or not the Credit Parties have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

     11.8 Application of Proceeds. Any and all proceeds ever received by any Credit Party from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in Section 3.11.

     11.9 Certain Proceedings. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers any Credit Party may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that the Credit Parties’ remedies at law for failure of Borrower to comply with the provisions of this Section 11.9 would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this Section 11.9 may be specifically enforced.

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     11.10 Expenses; Indemnification.

     (a) Borrower agrees (i) to pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent, or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (ii) to pay or reimburse Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligation and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance, and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 11.10(a) shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section 11.10(a) shall survive the termination of the Commitments and repayment of the Obligation.

     (b) Whether or not the transactions contemplated hereby are consummated, Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, and attorneys-in-fact (collectively, “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses, and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Borrowing, Letter of Credit, other Credit Extension, or the use or proposed use of the proceeds therefrom, or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by Borrower or any Subsidiary, or any liability under Environmental Law related in any way to Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation, or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses, or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee or such Indemnitee’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall Borrower or any Indemnitee have any liability for any indirect, punitive, or consequential damages relating to this Agreement or any other Loan Document or arising out of its

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activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 11.10(b) shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section 11.10(b) shall survive the resignation of Administrative Agent, the replacement of any Lender, the termination of the Commitments, and the repayment, satisfaction or discharge of the Obligation.

SECTION 12 ADMINISTRATIVE AGENT.

     12.1 Appointment and Authorization of Administrative Agent.

     (a) Each Lender hereby irrevocably appoints, designates, and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Administrative Agent agrees to: (a) make available promptly after the date of this Agreement to any Lender copies of all Loan Documents in its possession which are requested by any such Lender, and (b) timely distribute to each Lender all material information (including financial statements), requests, documents, and items received from Borrower under the Loan Documents. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     (b) Each L/C Issuer shall act on behalf of Lenders with respect to the Letters of Credit issued by it and the Letter of Credit Applications associated therewith, and such L/C Issuer shall have all of the benefits and immunities (i) provided to Administrative Agent in this Section 12 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Section 12 and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

     12.2 Delegation of Duties. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

     12.3 Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Company or any officer thereof, contained herein or in any other Loan Document, or in any certificate,

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report, statement, or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books, or records of any Company or any Affiliate thereof.

     12.4 Reliance by Administrative Agent.

     (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Company), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     (b) For purposes of determining compliance with the conditions specified in Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

     12.5 Notice of Event of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest, and fees required to be paid to Administrative Agent for the account of the Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a “notice of default.” Administrative Agent will notify Lenders of its receipt of any such notice and of its giving of notice to Borrower pursuant to Sections 10.2(b) or (c). Administrative Agent shall take such action with respect to such Event of Default as may be directed by the Required Lenders in accordance with Section 10; provided, however, that unless and until Administrative Agent has received any such direction, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

     12.6 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or

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review of the affairs of any Company or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial, and other condition and creditworthiness of the Companies, and all applicable bank or other regulatory Legal Requirements relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial, and other condition and creditworthiness of Borrower. Except for notices, reports, and other documents expressly required to be furnished to Lenders by Administrative Agent herein, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial, and other condition or creditworthiness of any Companies or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

     12.7 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Company and without limiting the obligation of any Company to do so), Pro Rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent the same shall have been determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section 12.7 shall survive termination of the Total Commitments, the payment of the Obligation and the resignation of Administrative Agent.

     12.8 Administrative Agent in its Individual Capacity. Administrative Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with each Company and its respective Affiliates as though Administrative Agent were not Administrative Agent and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding any Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Company or such Affiliate) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to Borrowings, Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it

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were not Administrative Agent, and the terms “Lender” and “Lenders” include Administrative Agent in its individual capacity.

     12.9 Successor Administrative Agent. Administrative Agent may at any time give notice of its resignation to the Lenders, each L/C Issuer and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, upon the consent of Borrower at all times other than during the existence of an Event of Default (which consent of Borrower shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and each L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above (including the consent of Borrower as set forth above); provided that if Administrative Agent shall notify Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders or any L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.10 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Agent-Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

     12.10 Administrative Agent May File Proofs of Claims. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to any Company, Administrative Agent (irrespective of whether the principal of any Borrowing shall then be due and payable as herein expressed or by declaration or

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otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Borrowings and any other Obligation that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements, and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Sections 5 and 11.10) allowed in such judicial proceeding; and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 5 and 11.10.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment, or composition affecting the Obligation or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     12.11 Other Agent; Arrangers; and Managers. No Lender or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “senior managing agent,” “managing agent,” “book manager,” “arranger,” or “lead arranger” shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, no Lender or other Person so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 13 MISCELLANEOUS.

     13.1 Headings. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

     13.2 Nonbusiness Days. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that if, in the case of any such payment in respect of a Eurodollar Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

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     13.3 Communications.

     (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address, facsimile number, or (subject to Section 13.3(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number specified for such Person on Schedule 2.1 or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 13.3(c) below), when delivered; provided, however, that notices and other communications to Administrative Agent pursuant to Section 2 shall not be effective until actually received by Administrative Agent. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

     (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Companies, Administrative Agent, and Lenders. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (c) Electronic Mail. Notices and other communications to the Lenders and each L/C Issuer hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Section 2 if such Lender or such L/C Issuer, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

     Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

     (d) Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly

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given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses, and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.

     (e) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” ADMINISTRATIVE AGENT AND THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ADMINISTRATIVE AGENT OR ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any Agent Party have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of Administrative Agent or such Agent Party; provided, however, that in no event shall any Administrative Agent or any Agent Party have any liability to Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

     13.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of this Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

     13.5 Exceptions to Covenants. Borrower shall not, and shall not permit any other Company to, take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Document if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

     13.6 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive the execution and delivery thereof and all closings under the Loan Documents. All such representations and warranties have been or will be relied upon by Administrative Agent and each Lender regardless of any investigation made by Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Potential Default or Event of Default at the time of any Borrowing and shall continue in full force and effect as long as any Borrowing or other Obligation is outstanding. All rights of, and provisions relating to, reimbursement and indemnification of any Credit Party shall survive termination of this Agreement and payment in full of the Obligation.

     13.7 Governing Law. The Legal Requirements of the State of Texas and of the United States of America shall govern the Rights and duties of the parties to the

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Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

     13.8 Invalid Provisions. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, then such provision shall be fully severable; the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Each Credit Party and each Company party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

     13.9 Entirety. THE RIGHTS AND OBLIGATIONS OF BORROWER AND THE CREDIT PARTIES SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER AND/OR ANY CREDIT PARTY (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATED TO THE PAYMENT OF FEES AFTER THE CLOSING DATE)REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     13.10 Jurisdiction; Venue; Service of Process; Jury Trial. Each Party Hereto, in Each Case for Itself, its Successors and Assigns, Hereby (A) irrevocably Submits to the Jurisdiction of the State and Federal Courts Located in Texas, and Agrees and Consents That Service of Process May Be Made upon it in Any Legal Proceeding Arising out of or in Connection with the Loan Documents and the Obligation by Service of Process as Provided by Texas Legal Requirements, (B) irrevocably Waives, to the Fullest Extent Permitted by all Legal Requirements, Any Objection Which it May Now or Hereafter Have to the Laying of Venue of Any Litigation Arising out of or in Connection with the Loan Documents and the Obligation Brought in Any Such Court, (C) irrevocably Waives Any Claims That Any Litigation Brought in Any Such Court Has Been Brought in an Inconvenient Forum, (D) irrevocably Consents to the Service of Process out of Any of the Aforementioned Courts in Any Such Litigation by the Mailing of Copies Thereof by Certified Mail, Return Receipt Requested, Postage Prepaid, at its Address Set Forth Herein, (E) irrevocably Agrees That Any Legal Proceeding Against Any Party Hereto Arising out of or in Connection with the Loan Documents or the Obligation Shall Be by Court trial without jury, and (F) irrevocably Waives, to the Fullest Extent Permitted by all Legal Requirements, its Respective Rights to a Jury Trial of Any Claim, Demand, Action, or Cause of Action Based upon or Arising out of Any Loan Document, the Transactions Contemplated Thereby, or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to any Loan Document, or the transactions related thereto, in each case whether now existing or hereinafter arising, and whether founded in contract or tort or otherwise; and that any party to this Agreement may file an original counterpart or copy of this Section 13.10 with any Court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury. The scope of each of the foregoing waivers is intended to be all-

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encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower and each other party to this Agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower and each other party to this Agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 13.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER Loan Document. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

     13.11 Amendments, Consents, Conflicts, and Waivers.

     (a) Except as otherwise specifically provided, (i) this Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Documents (other than the Fee Letter) may only be the subject of an amendment, modification, or waiver if Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same; provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Commitment of such Lender, (ii) reduce the principal of or rate of interest on any Unreimbursed Amount or Borrowing or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Unreimbursed Amount or Borrowing or any fees or other amounts payable hereunder or for termination of any of the Total Commitment, (iv) change the percentage of the Total Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for Lenders or any of them to take any action under this Section 13.11(a) or any other provision of this Agreement; (v) amend, modify or waive this Section 13.11(a); or (vi) amend, modify or waive the Pro Rata or ratable treatment of Lenders under this Agreement, or amend, modify or waive the obligation of Borrower to Cash Collateralize the outstanding amount of Letters of Credit.

     (b) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

     (c) No course of dealing nor any failure or delay by any Credit Party or any of its Representatives with respect to exercising any Right of any Credit Party hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Required Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

     13.12 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative

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Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

     13.13 Successors and Assigns; Assignments and Participations.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 13.13(b), (ii) by way of participation in accordance with the provisions of Section 13.13(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.13(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.13(d) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and outstanding Borrowings (including for purposes of this Section 13.13(b) participations in L/C Obligations) at the time owing to it); provided that: (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and outstanding Borrowings and participations in Unreimbursed Amounts at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in Section 13.13(g)) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Borrowings and participations in Unreimbursed Amounts outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 or a whole multiple of $500,000 in excess thereof, and after such assignment, no Lender shall hold a Commitment of less than $5,000,000 unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Borrowings or the Commitment assigned; (iii) any assignment of a Commitment must be approved by Administrative Agent (which approval shall not be unreasonably withheld) unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 13.13(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.1, 4.5, and 4.6 (with respect to facts and circumstances occurring prior to the effective date of

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such assignment) and 11.10). Upon request, Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.13(d).

     (c) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent’s office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of the Borrowings and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Administrative Agent, and Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or Borrowings and participations in L/C Obligations owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification, or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 13.11(a) that directly affects such Participant. Subject to Section 13.13(e), Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.5, and 4.6 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.13(b).

     (e) A Participant shall not be entitled to receive any greater payment under Sections 4.1 or 4.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. A Participant that would be a Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Tax Code, if it were a Lender shall not be entitled to the benefits of Section 4.6 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 4.6 as though it were a Lender.

     (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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     (g) As used herein, the following terms have the following meanings:

Approved Fund means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

Eligible Assignee means: (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) Administrative Agent (provided that Administrative Agent shall not give such approval of any such other Person unless such other Person has a combined capital and surplus of at least $250,000,000 and has among its usual business activities the issuance of or the purchase of participations in letters of credit), and (ii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Borrower or any of Borrower’s Affiliates or Subsidiaries.

Fund means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     (h) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Borrowings owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 13.13, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

     13.14 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The obligations of Borrower under the Loan Documents shall remain in full force and effect until termination of the Total Commitment and payment in full of the Total Outstandings and of all interest, fees, and other amounts of the Obligation then due and owing, except that Sections 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of any Company or otherwise, then the obligations of Borrower under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     13.15 Limited Waiver. Each of the Lenders hereunder that is a Lender under the Existing Revolver Credit Facility and the Existing L/C Facility hereby waives the requirement set forth in Section 2.3 of each of the Existing Revolver Credit Facility and the Existing L/C Facility that Borrower provide ten (10) Business Days prior notice of the termination of the commitments thereunder. The waiver set forth herein is limited as provided herein and shall not be deemed to be a waiver or consent to any deviation from the terms of this Agreement or the other Loan Documents.

     13.16 Confidentiality. Each of Administrative Agent and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees, and agents, including accountants, legal counsel, and

Credit Agreement

other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 13.16, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 13.16 or (y) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower. For purposes of this Section, “Information” means all information received from any Company relating to any Company or any of their respective businesses, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Company, provided that, in the case of information received from a Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 13.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     13.17 USA Patriot Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the Act), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Act.

[Remainder of Page Intentionally Blank; Signature Pages Follow.]

Credit Agreement

     EXECUTED as of the first date written above.

CENTEX CORPORATION, as Borrower
By:	/s/ Gail M. Peck
	Name:	Gail M. Peck
Title: Vice President and Treasurer

Signature Page to Centex Corporation Credit Agreement (2005)

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

BANK OF AMERICA, N.A., as an L/C Issuer and as a Lender
By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
Title: Senior Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

JPMORGAN CHASE BANK, N.A. as Co-Syndication Agent, as an L/C Issuer, and as a Lender
By:	/s/ David L. Howard
	Name:	David L. Howard
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agent and as a Lender
By:	/s/ Maria Amaral-LeBlanc
	Name:	Maria Amaral-LeBlanc
Title: Senior Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender
By:	/s/ Jeanne M. Craig
	Name:	Jeanne M. Craig
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

CREDIT SUISSE, Cayman Islands Branch, as Co-Documentation Agent and as a Lender
By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
Title: Director

By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
Title: Associate

Signature Page to Centex Corporation Credit Agreement (2005)

BNP PARIBAS, as a Senior Managing Agent, as an L/C Issuer, and as a Lender
By:	/s/ Jeff Tebeaux
	Name:	Jeff Tebeaux
Title: Vice President

By:	/s/ Henry F. Setina
	Name:	Henry F. Setina
Title: Director

Signature Page to Centex Corporation Credit Agreement (2005)

CALYON NEW YORK BRANCH, as a Senior Managing Agent and as a Lender
By:	/s/ Philippe Soustra
	Name:	Philippe Soustra
Title: Executive Vice President

By:	/s/ Attila Coach
	Name:	Attila Coach
Title: Managing Director

Signature Page to Centex Corporation Credit Agreement (2005)

SUNTRUST BANK, as a Managing Agent, as an L/C Issuer, and as a Lender
By:	/s/ Gregory T. Horstman
	Name:	Gregory T. Horstman
Title: Senior Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Managing Agent and as a Lender
By:	/s/ D. Barnell
	Name:	D. Barnell
Title: V.P. & Manager

By:	/s/ B. Trader
	Name:	B. Trader
Title: Banking Officer

Signature Page to Centex Corporation Credit Agreement (2005)

LLOYDS TSB BANK PLC, as a Managing Agent and as a Lender
By:	/s/ Windsor R. Davies
	Name:	Windsor R. Davies
Title: Director, Corporate Banking, USA D061

By:	/s/ Deborah Carlson
	Name:	VP & Manager – Business
Title: Development C.B. C103

Signature Page to Centex Corporation Credit Agreement (2005)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Timothy S. Blake
	Name:	Timothy S. Blake
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

COMERICA BANK, as an L/C Issuer and as a Lender
By:	/s/ Casey L. Ostrander
	Name:	Casey L. Ostrander
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

WASHINGTON MUTUAL BANK, FA, as a Lender
By:	/s/ Paul Ulrich
	Name:	Paul Ulrich
Title: SVP

Signature Page to Centex Corporation Credit Agreement (2005)

BARCLAYS BANK PLC, as a Lender
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
Title: Director

Signature Page to Centex Corporation Credit Agreement (2005)

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
Title: Senior Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Marie A. Haddad
	Name:	Marie A. Haddad
Title: Associate Director Banking Products Services, US

By:	/s/ Barbara Ezell-McMichael
	Name:	Barbara Ezell-McMichael
Title: Associate Director Banking Products Services, US

Signature Page to Centex Corporation Credit Agreement (2005)

CITY NATIONAL BANK, a national banking association, as a Lender
By:	/s/ Mary Bowman
	Name:	Mary Bowman
Title: SVP

Signature Page to Centex Corporation Credit Agreement (2005)

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Paul H. Theiss
	Name:	Paul H. Theiss
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

US BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Christopher W. Rupp
	Name:	Christopher W. Rupp
Title: Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

BANCA DI ROMA – CHICAGO BRANCH, as a Lender
By:	/s/ Joyce Montgomery
	Name:	Joyce Montgomery
Title: Vice President

By:	/s/ Enrico Verdoscia
	Name:	Enrico Verdoscia
Title: Sr. Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

COMPASS BANK, as a Lender
By:	/s/ Key Coker
	Name:	Key Coker
Title: Executive Vice President

Signature Page to Centex Corporation Credit Agreement (2005)

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
Title: Director

Signature Page to Centex Corporation Credit Agreement (2005)

EXHIBIT A

FORM OF REVOLVING NOTE

$	July 1, 2005

     FOR VALUE RECEIVED, the undersigned, CENTEX CORPORATION, a Nevada corporation (“Borrower”), hereby promises to pay to the order of                                          (“Lender”), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Termination Date, the lesser of (i)                                                              ($                    ) and (ii) the aggregate Principal Debt disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

     This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of July 1, 2005 (as amended, modified, supplemented, or restated from time to time, the “Agreement”), among Borrower, Lender and other lenders named therein, and Agents, and is one of the “Notes” referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Agreement have the meaning given to such terms in the Agreement. Reference is made to the Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.8 of the Agreement for usury savings provisions.

     THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

CENTEX CORPORATION

By

Name:

Title:

Centex Exhibits and Schedules (2005)

1

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE
(Centex Corporation)

DATE:	,

SUBJECT PERIOD:	ended ,

ADMINISTRATIVE AGENT:	Bank of America, N.A.

BORROWER:	Centex Corporation

     This certificate is delivered under the Credit Agreement dated as of July 1, 2005 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

     The undersigned certifies to Lenders that:

     (a) the undersigned is a Responsible Officer of Borrower in the position(s) set forth under the signature below;

     (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition and results of operations of the Companies as of, and for the [three, six, or nine months, or fiscal year] ended on,                                         ,                      (the “Subject Period”) [(subject only to normal year-end audit adjustments)];

     (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Documents, and during the Subject Period, (i) the Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Documents (except for the deviations, if any, set forth on Annex A to this certificate) in all material respects, and (ii) no Event of Default (nor any Potential Default) has occurred which has not been cured or waived (except the Events of Default or Potential Defaults, if any, described on Annex A to this certificate);

     (d) the status of compliance by Borrower with Section 9.12(a), (b), and (c) of the Credit Agreement at the end of the Subject Period is as set forth on Annex B to this certificate; and

     (e) during the Subject Period, each Schedule to each Loan Document that was required to be revised and supplied to Administrative Agent in accordance with the terms of the Loan Documents has been so revised and supplied.

Centex Exhibits and Schedules (2005)

2

[Signature of Responsible Officer of Borrower]

By:

Name:

Title:

Centex Exhibits and Schedules (2005)

3

ANNEX A TO COMPLIANCE CERTIFICATE

DEVIATIONS FROM LOAN DOCUMENTS/
DEFAULTS OR POTENTIAL DEFAULTS

(If none, so state.)

Centex Exhibits and Schedules (2005)

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ANNEX B TO COMPLIANCE CERTIFICATE
(Centex Corporation)

Status of Compliance with Section 9.12(a), (b) and (c)of the Credit Agreement 1

     Borrower shall provide to Administrative Agent (for the benefit of Lenders) detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating compliance with the following covenants:

Section 9.3 Indebtedness of Restricted Subsidiaries

Section 9.12(a) Leverage Ratio

Section 9.12(b) Interest Coverage

Section 9.12(c) Minimum Tangible Net Worth

[1] All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

Centex Exhibits and Schedules (2005)

5

EXHIBIT C-1

FORM OF NOTICE OF BORROWING

                                                             ,

Bank of America, N.A.
as Administrative Agent for the
Lenders as defined in the Credit
Agreement referred to below
901 Main Street, 14th Floor
Dallas, Texas 75202
Attn: Taelitha Harris
Phone: 214.209.3645
Fax: 214.290.9644

     Reference is made to the Credit Agreement dated as of July 1, 2005 (as amended, modified, supplemented, or restated from time to time, “Agreement”), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to the Agreement that it requests a Borrowing under the Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Date of Borrowing*	(A)

(B)	Amount of Borrowing**	(B)

(C)	Type of Borrowing***	(C)

(D)	For a Eurodollar Borrowing, the Interest Period and the last day thereof****	(D)

     On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to                                         .

     Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

     (a) this Borrowing will not cause the Total Outstandings to exceed the Total Commitment;

     (b) all of the representations and warranties of Borrower set forth in the Loan Documents (excluding the representations and warranties which speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Agreement) are true and correct in all material respects;

Centex Exhibits and Schedules (2005)

6

     (c) no Event of Default or Potential Default has occurred and is continuing; and

     (d) the funding of such Borrowing is permitted by all applicable Legal Requirements.

Very truly yours,

CENTEX CORPORATION

By

Name:

Title:

Facility Rate:

Confirmed by:

*	Must be a Business Day occurring prior to the Termination Date and be at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Borrowing for any Eurodollar Borrowing, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Borrowing for any Prime Rate Borrowing.

**	Not less than $5,000,000 or a greater integral multiple of $1,000,000 (whether a Prime Rate Borrowing or a Eurodollar Borrowing).

***	Eurodollar Borrowing or Prime Rate Borrowing.

****	Eurodollar Borrowing — 1, 2, 3, or 6 months.

In no event may the Interest Period end after the Termination Date.

Centex Exhibits and Schedules (2005)

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EXHIBIT C-2

FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                              ,

Bank of America, N.A.
as Administrative Agent for the
Lenders as defined in the Credit
Agreement referred to below
901 Main Street, 14th Floor
Dallas, Texas 75202
Attn: Taelitha Harris
Phone: 214.209.3645
Fax: 214.290.9644

     Reference is made to (i) the Credit Agreement dated as of July 1, 2005 (as amended, modified, supplemented, or restated from time to time, “Agreement”), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to Section 3.10 of the Agreement that it elects to Convert a Borrowing from one Type to another Type or elects to Continue a Borrowing and select a new Interest Period for a Eurodollar Borrowing, and in that connection, sets forth below the terms on which such Conversion or Continuation is requested to be made:

(A)	Date of Borrowing*	(A)

(B)	Amount of Borrowing**	(B)

(C)	Type of Borrowing***	(C)

(D)	For Conversion to, or Continuation of, a Eurodollar Borrowing, the Interest Period and the last day thereof****	(D)

     On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ___.

Very truly yours,

CENTEX CORPORATION

By

Name:

Title:

Facility Rate:

Confirmed by:

Centex Exhibits and Schedules (2005)

8

*	Must be a Business Day at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Conversion/Continuation for a Conversion from a Prime Rate Borrowing to a Eurodollar Borrowing or a Continuation of a Eurodollar Borrowing for an additional Interest Period, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Conversion/Continuation for a Conversion from a Eurodollar Borrowing to a Prime Rate Borrowing.

**	Not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Prime Rate Borrowing); not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Borrowing).

***	Eurodollar Borrowing or Prime Rate Borrowing.

****	Eurodollar Borrowing — 1, 2, 3, or 6 months.

In no event may the Interest Period end after the Termination Date.

Centex Exhibits and Schedules (2005)

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EXHIBIT C-3

FORM OF NOTICE OF PREPAYMENT

______________ __, ____

Bank of America, N.A.
as Administrative Agent for the
Lenders as defined in the Credit
Agreement referred to below
901 Main Street, 14th Floor
Dallas, Texas 75202
Attn:	Taelitha Harris
Phone: 214.209.3645
Fax: 214.290.9644

     Reference is made to the Credit Agreement dated as of July 1, 2005 (as amended, modified, supplemented, or restated from time to time, “Agreement”), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to the Agreement that it plans to make a prepayment of a Borrowing under the Agreement, and in that connection sets forth below the terms on which such prepayment will be made:

(A)	Prepayment date*	(A)

(B)	Amount of prepayment**	(B)

(C)	Type of Borrowing to be prepaid***	(C)

(D)	For a Eurodollar Borrowing, the Interest Period and the last day thereof for the prepayment to be applied****	(D)

Very truly yours,

CENTEX CORPORATION

By

Name:

Title:

Centex Exhibits and Schedules (2005)

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*	Must be a Business Day occurring on or prior to the Termination Date and be at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Prepayment for any Eurodollar Borrowing, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Prepayment for any Prime Rate Borrowing.

**	Not less than $5,000,000 or a greater integral multiple of $1,000,000 (whether a Prime Rate Borrowing or a Eurodollar Borrowing).

***	Eurodollar Borrowing or Prime Rate Borrowing.

****	Eurodollar Borrowing — 1, 2, 3, or 6 months.

Centex Exhibits and Schedules (2005)

11

EXHIBIT D

FORM OF OPINION OF COUNSEL

     The opinion delivered by counsel to Borrower must be in form and substance acceptable to Administrative Agent and its special counsel and cover the following matters:

     1. Borrower is duly incorporated, validly existing, and in good standing under the Legal Requirements of the State of Nevada.

     2. Borrower is duly qualified to transact business and is in good standing as a foreign corporation in the State of Texas and in each other jurisdiction where, to the best of that counsel’s knowledge, the nature and extent of Borrower’s business and properties require due qualification and good standing.

     3. Borrower possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Credit Agreement to be, conducted.

     4. The execution and delivery by Borrower of each Loan Document to which it is a party and the performance by it of its obligations thereunder, (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, and the filing of the Loan Documents with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, require no action by or filing with any Governmental Authority, (d) do not violate any provision of its Constituent Documents, (e) do not to the best knowledge of counsel after reasonable inquiry violate any Legal Requirement applicable to it or, to the best knowledge of counsel after reasonable inquiry, any material agreements to which it is a party and of which counsel is aware, and (f) do not result in the creation or imposition of any Lien on any asset of Borrower pursuant to a material agreement of Borrower of which counsel is aware.

     5. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     6. To the best knowledge of counsel after reasonable inquiry, (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it and, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exist that could be a Material Adverse Event.

Centex Exhibits and Schedules (2005)

12

EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (“Assignor”) and [Insert name of Assignee] (“Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement (including Section 13.13(b) thereof), as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action, and any other right of Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto, or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims, and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Centex Corporation, a Nevada corporation

4.	Administrative Agent:	Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of July 1, 2005, among Centex Corporation, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent

1 Select as applicable.

Centex Exhibits and Schedules (2005)

13

6. Assigned Interest:

	Total	Amount of	Percentage
	Commitment/Borrowings	Commitment/Borrowings	Assigned of
Facility Assigned	for all Lenders*	Assigned*	Commitment/Borrowings2
	$	$		%

	$	$		%

	$	$		%

[7. Trade Date: __________________]3

Effective Date:                                         , 20                     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:

Title:

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Title:

[Consented to and Accepted:

CENTEX CORPORATION, a Nevada corporation

By:

Title:]

*	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

2	Set forth, to at least 9 decimals, as a percentage of the Commitment/Borrowings of all Lenders thereunder.

3	To be completed if Assignor and Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Centex Exhibits and Schedules (2005)

14

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

     1. Representations and Warranties.

     1.1. Assignor. Assignor: (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance, or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, or any other Person of any of their respective obligations under any Loan Document.

     1.2. Assignee. Assignee: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (v) if it is a Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Tax Code, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one

Centex Exhibits and Schedules (2005)

15

instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

Centex Exhibits and Schedules (2005)

16

SCHEDULE 1.1

EXISTING LETTERS OF CREDIT

All Centex Corporation Letters of Credit Global amounts as of 06/28/05.
Total:	$279,286,514.29

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
916355	$8,000,000.00	12/20/1998	12/19/2005	Travelers Casualty A	increased 6,100,000.00 05/31/05
3054936	$1,500,000.00	3/19/2003	3/14/2006	Donlen Trust
3704341	$245,000.00	12/1/2000	12/1/2005	Mullrock Mortgage
3704342	$500,000.00	1/23/2001	1/19/2006	Enterprise Leasing
3704347	$1,000,000.00	3/1/2001	2/27/2006	Old Republic Insurance
3704367	$647,160.00	6/27/2001	6/13/2006	Liberty Mutual Insurance	extended
3704389	$7,000,000.00	11/14/2001	11/14/2005	Zurich-American Insurance
3704393		12/4/2001	12/5/2005	Arbor Commercial Mort.	cancelled 04/15
3704394		12/4/2001	12/5/2005	Arbor Commercial Mort.	cancelled 04/15
3704403	$400,000.00	8/8/2002	8/6/2005	Liberty Mutual Insurance
113767	$250,000.00	10/2/1999	10/1/2005	Commissioner of Insurance
3055540	$755,631.87	4/16/2003	10/31/2005	Union County
3056164	$25,047.00	5/16/2003	5/15/2006	City of Boynton Beach	extended
3056469	$5,997.00	5/30/2003	5/28/2006	City of Boynton Beach	extended
3056601		6/5/2003	6/3/2005	City of Lake St Louis	expired
3056852	$168,668.30	6/16/2003	6/16/2006	St Louis County, MO
3056853	$65,112.18	6/16/2003	6/16/2005	St Louis County, MO
3056854		6/16/2003	6/16/2005	St Louis County, MO	decreased 1,784 05/17/05/ cancelled 05/31/05
3056856		6/16/2003	6/16/2005	St Louis County, MO	decreased 05/03 6,260/cancelled 05/24/05
3056857	$131,057.28	6/16/2003	6/16/2005	St Louis County, MO	decreased 04/29 15,216.00
3056858	$39,330.47	6/16/2003	6/16/2006	St Louis County, MO	decreased 04/07
3057299	$121,675.00	7/2/2003	7/1/2006	County of Lexington	extended
3057300	$154,249.00	7/2/2003	7/1/2006	County of Lexington	extended

Centex Exhibits and Schedules (2005)	17

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3057331		7/8/2003	7/8/2005	St Louis County, MO	cancelled 04/14
3057332	$165,654.67	7/8/2003	7/8/2005	St Louis County, MO
3704335	$14,354.00	8/24/2000	10/31/2005	Board of County Comm
3704336	$137,355.25	8/24/2000	9/1/2005	Board of County Comm
3704337	$164,900.00	8/25/2000	9/1/2005	City of Farmington
3704355	$24,620.00	5/25/2001	5/22/2006	Charter Township of	extended
3704358	$286,080.00	5/25/2001	12/22/2005	Washtenaw County Dra
3704364	$26,500.00	6/11/2001	2/1/2006	City of Maple Grove
3704372	$60,000.00	6/20/2001	6/20/2005	Raritan Township
3704385	$48,900.00	10/31/2001	6/3/2006	County of Lexington	extended
3704404	$87,960.40	8/19/2002	12/31/2005	The City of Inver Gr
3704408	$17,857.00	10/7/2002	10/4/2005	Union County	decreased 354,702 05/19
3704409	$13,553.00	10/7/2002	10/4/2005	Union County
3704410	$12,902.00	10/7/2002	10/4/2005	Union County	decreased 317,843 05/19
3704411	$19,440.00	10/7/2002	10/4/2005	Union County
3704413	$37,000.00	1/15/2003	5/1/2006	County of Lexington
3710150	$150,000.00	1/31/2003	1/27/2006	Walker Title & Escrow
3043543	$77,942.60	8/26/2003	8/21/2005	St Louis County, MO	decreased 04/29 4,020.00
3043546	$74,703.35	9/5/2003	9/4/2005	City of Raleigh
3043547	$42,500.00	9/5/2003	9/4/2005	Gary W Purser, SR and Charvick
3043548	$7,105.00	9/8/2003	9/4/2005	Union County	decreased 68,368 05/19
3043549	$5,335.00	9/8/2003	9/4/2005	Union County
3043550	$182,028.69	9/8/2003	9/4/2005	City of O’Fallon
3704362	$500,000.00	8/7/2003	5/31/2006	Enterprise Leasing of DFW	extended
3043557	$56,727.00	9/26/2003	9/24/2005	Town of Mount Pleasant
3043554	$122,575.00	9/30/2003	9/22/2005	City of Inver Frove Heights
3043733	$49,667.55	10/8/2003	10/7/2005	St Louis County, MO	decreased 05/03 11,472.00
3043734	$23,461.22	10/8/2003	10/7/2005	St Louis County, MO
3043735	$131,280.86	10/8/2003	10/7/2005	St Louis County, MO	decreased 05/03 27,840.00
3043736	$31,000,000.00	10/8/2003	10/7/2005	Zurich-American Insurance
3043542	$89,184.73	10/9/2003	10/7/2005	Village of Oswego
3043732	$124,583.52	10/9/2003	10/7/2005	Village of Oswego
3043559	$2,500,000.00	10/14/2003	10/10/2005	Glenn Goodpasture, Esquire AS
3043741	$411,460.20	10/29/2003	10/23/2005	Union County
3043742	$30,809.25	10/29/2003	10/23/2005	Union County
3043745	$50,000.00	10/31/2003	10/29/2005	City of Rosemount
3043746	$117,000.00	10/31/2003	10/29/2005	City of Inver Grove Heights

Centex Exhibits and Schedules (2005)	18

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3043747	$50,000.00	10/31/2003	6/30/2005	Round Lake Development
3043883	$160,247.19	11/13/2003	11/11/2005	St Louis County, MO	decreased 05/03 28,884
3043885		11/19/2003	11/18/2005	Washington Metropolitan Area	cancelled 06/09/05
3043749	$104,356.00	11/20/2003	11/18/2005	City of Romulus
3043884	$808,032.00	11/20/2003	11/17/2005	City of Boca Raton
3043886	$109,233.06	12/8/2003	12/8/2005	County of Lexington
3043889	$750,000.00	12/11/2003	12/11/2005	Piedmont Title Agency
3043891	$50,007.86	1/2/2004	1/2/2006	County of Lexington
3043892	$925,000.00	1/22/2004	1/16/2006	Russell L Cheatham
3043897	$3,000.00	1/20/2004	1/14/2006	Commerce Title Company
3043899	$70,000.00	2/3/2004	1/30/2006	North Carolina
3043900	$98,641.25	2/5/2004	2/4/2006	St Louis County, MO
3043901	$14,835.30	2/5/2004	2/4/2006	South Valley Sewer
3044035	$6,725,789.07	2/12/2004	2/12/2006	RFC Construction Funding, LLC	decreased 04/14 518,960.06
3044037	$27,638.00	2/13/2004	2/13/2006	Town of Mount Pleasant
3044036	$151,764.00	2/17/2004	2/11/2006	City of Durham
3044041	$16,000.00	2/25/2004	2/23/2006	Commerce Title Comp
3044042	$72,837.74	2/26/2004	2/24/2006	Union County
3044043	$34,468.79	2/26/2004	2/24/2006	Union County
3044044	$888,496.07	2/26/2004	2/24/2006	Union County
3044049	$50,000.00	3/12/2004	3/10/2006	Robert H Hodgson
3044050	$243,000.00	3/15/2005	5/4/2006	City of Elk River	reinstated 03/15 to 772,000 decreased 529,000 on 06/20/05
3044051	$94,853.37	3/16/2004	3/15/2006	City of Inver Grove Heights
3044052	$105,107.20	3/19/2004	3/18/2006	County of Lexington
3044053	$856,200.00	3/22/2004	2/1/2006	City of Maple Grove	decreased 04/12 746,000
3044111	$614,350.00	3/22/2004	2/1/2006	City of Maple Grove
3044206	$75,000.00	5/28/2004	5/28/2006	BRI/Legacy Park Business Cntr LTD	extended
3044129	$500,000.00	6/1/2004	5/27/2006	Gainesville Village Place	extended
3044128		5/26/2004	5/26/2005	Delmarva Power and Light Company
3044126	$1,500,000.00	5/10/2004	5/10/2006	Walker Title & Escrow	extended
3044125		5/7/2004	5/7/2005	Village of Shiloh
3044127	$500,000.00	5/24/2004	5/19/2006	Rudgate Red Cedars Co	extended
3044115		4/7/2004	4/7/2005	Lennar Communities of Carolina	cancelled 04/07
3044112	$21,550.00	4/8/2004	8/18/2005	Horry County
3044113	$25,500.00	4/8/2004	8/18/2005	Horry County
3044114	$250,000.00	4/12/2004	4/12/2006	Central Land Title

Centex Exhibits and Schedules (2005)	19

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3044116	$1,132,980.00	4/12/2004	4/12/2006	Liberty Mutual Insurance
3044117	$771,400.00	4/15/2004	4/12/2006	Jefferson Water and Sewer District	decreased 05/04/05 45,800
3044118	$812,000.00	4/15/2004	4/12/2006	Jefferson Water and Sewer District	decreased 05/04/05 50,600
3044119	$7,166,666.67	4/16/2004	4/16/2006	Residential Funding Corporation
3044120	$297,313.20	4/28/2004	4/27/2006	Union County
3044121	$71,555.46	4/28/2004	4/27/2006	Union County
3044122	$775,420.99	4/28/2004	4/27/2006	Union County
3044123	$925,000.00	4/28/2004	4/28/2006	James F. Steffey
3044124	$152,657.08	4/30/2004	4/30/2006	St Louis County, MO
3044207		6/8/2004	6/3/2005	Georgetown County
3044208		6/10/2004	6/10/2005	Horry County	cancelled 06/01/05
3044209	$57,671.79	6/14/2004	6/14/2006	City of Ellisville
3044210		6/21/2004	6/18/2005	City of Spanish Fork
3044211	$16,582.50	6/21/2004	6/18/2005	South Valley Sewer
3044214	$3,000,000.00	7/1/2004	7/1/2005	Residential Funding Corporation
3044216	$792,836.00	7/8/2004	7/7/2006	Horry County	extended
3044217		7/9/2004	7/8/2005	U S Bank National Association	cancelled 06/01/05
3044215	$1,000,000.00	7/2/2004	7/1/2005	First American Title Isurance Co
3044223	$15,054.56	7/19/2004	7/16/2005	City of Spanish Fork	decreased 198,325.77 05/26
3044224	$219,991.26	7/19/2004	7/16/2005	City of Spanish Fork	decreased 878,313.71 05/26
3044218	$688,960.50	7/19/2004	7/19/2005	Town of Cary, North Carolina
3044219	$72,737.50	7/19/2004	7/19/2005	Town of Cary, North Carolina
3044220	$95,844.50	7/19/2004	7/19/2005	Town of Cary, North Carolina
3044221	$78,458.75	7/19/2004	7/19/2005	Town of Cary, North Carolina
3044222	$22,350.00	7/19/2004	7/19/2005	Town of Cary, North Carolina
3044225	$39,724.00	7/26/2004	7/26/2005	City of Wentzville
3044226	$175,000.00	7/26/2004	7/26/2005	Davidson Township Development LLC
3044213	$1,078,988.65	7/27/2004	7/27/2005	Board of County Supervisors
3044227	$601,631.84	7/27/2004	7/26/2005	Board of County Supervisors
3044228	$270,014.70	7/28/2004	7/27/2005	City of Spanish Fork
3044229	$2,925,890.44	8/4/2004	8/4/2005	Union County
3044230	$137,060.10	8/4/2004	8/4/2005	Union County
3044231	$292,083.77	8/5/2004	8/5/2005	City of Spanish Fork
3044232	$229,500.00	8/5/2004	8/4/2005	City of Farmington
3044233		8/5/2004	7/1/2005	U S Bank National Association	cancelled 06/03
3044234	$975,000.00	8/6/2005	8/5/2005	Union Title and Escrow
3044235		8/6/2005	8/5/2005	Union Title and Escrow	cancelled 05/24/05

Centex Exhibits and Schedules (2005)	20

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3044237		8/17/2004	7/1/2005	US Bank National Association
3044238		8/17/2004	8/13/2005	Seaside Worcester Development Corp
3044239	$32,496.75	8/17/2004	8/16/2005	Town of Mount Pleasant
3044240	$101,673.80	8/26/2004	11/1/2005 *	Larimer County
3044241	$64,816.28	8/26/2004	8/26/2005	City of Wentzville
3044242	$297,512.00	8/27/2004	8/26/2005	Lower Colorado River Authority
3044243	$32,918.00	8/31/2004	8/27/2005	County of Jefferson
3044263	$35,024.55	8/31/2004	8/27/2005	City of O’Fallon
3044266	$230,000.00	9/9/2004	9/9/2005	Walker Title & Escrow
3044267	$380,000.00	9/9/2004	9/9/2005	Walker Title & Escrow
3044268	$240,000.00	9/9/2004	9/9/2005	Walker Title & Escrow
3044264	$40,561.00	9/15/2004	9/15/2005	City of Durham
3044265	$57,219.00	9/15/2004	9/15/2005	City of Durham
3044270	$176,506.25	9/17/2004	9/17/2005	Greenville County
3044271	$142,981.25	9/17/2004	9/17/2005	Greenville County
3044272	$180,807.19	9/17/2004	9/17/2005	Greenville County
3044236	$228,000.00	9/21/2004	9/15/2005	Commerce Title Comp
3044273		9/21/2004	9/15/2005	Premier Title Co.
3044269	$930,000.00	9/22/2004	9/22/2005	Residential Funding Corporation
3044274	$558,634.00	9/29/2004	9/28/2005	The Ryland Group
3044275	$335,057.52	9/29/2004	9/28/2005	The Ryland Group
3044276	$132,214.00	10/12/2004	10/12/2005	Los Angeles Department of Water and
3044277	$174,400.00	10/12/2004	10/12/2005	Los Angeles Department of Water and
3044278	$1,386,153.64	10/18/2004	10/18/2005	City of Wentzville
3044279	$30,000.00	10/22/2004	10/22/2005	Greenville County
3044281	$70,741.00	10/27/2004	10/26/2005	City of Hazelwood
3044415	$15,696.00	10/29/2004	10/26/2005	Town of Cary, North Carolina
3044416	$256,346.00	11/3/2004	10/27/2005	Greenville County
3044417	$850,377.62	11/3/2004	11/3/2005	Horry County
3044419	$9,936,215.00	11/3/2004	11/3/2005	First American Title Isurance Co
3044420	$700,000.00	11/5/2004	8/1/2005	Liberty Mutual Insurance
3044421	$2,356,565.63	11/12/2004	11/12/2005	Horry County
3044422	$382,533.20	11/12/2004	11/12/2005	City of Jonestown, Texas
3044423	$715,587.06	11/12/2004	11/12/2005	Horry County
3044424	$1,371,846.88	11/12/2004	11/12/2005	Horry County
3044425	$466,162.50	11/17/2004	11/15/2005	City of Thornton
3044280	$1,556,628.00	12/1/2004	12/1/2005	Harris-Fort Bend Counties

Centex Exhibits and Schedules (2005)	21

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3044427	$100,000.00	12/3/2004	12/2/2005	Washington Metropolitan Area
3044428	$100,000.00	12/3/2004	12/2/2005	Washington Metropolitan Area
3044426	$803,505.63	12/13/2004	12/3/2005	Greenville County
3044429	$238,459.38	12/28/2004	12/28/2005	Greenville County
3044430	$49,449.75	1/4/2005	1/4/2006	Town of Cary, North Carolina
3044431	$23,963.00	1/4/2005	1/4/2006	City of Durham
3044432	$136,143.00	1/4/2005	1/4/2006	Town of Cary, North Carolina
3044433	$11,892.42	1/4/2005	1/4/2006	Grand Strand Water-Sewer Authority
3066554	$175,463.00	1/4/2005	1/4/2006	South Valley Sewer
3066566	$64,475.06	1/28/2005	1/28/2006	County of Lexington
3066568	$2,386,516.33	1/28/2005	1/28/2006	Town of Bernalillo, New Mexico
3066563	$144,163.50	1/27/2005	1/27/2006	Town of Cary, North Carolina
3066564	$269,181.00	1/27/2005	1/27/2006	Town of Cary, North Carolina
3066565	$26,195.63	1/27/2005	1/27/2006	Grand Strand Water-Sewer Authority
3066561	$2,643,345.00	1/25/2005	1/25/2006	Windemere BLC Land Co, LLC
3066562	$2,377,824.00	1/25/2005	1/25/2006	Windemere BLC Land Co, LLC
3066560	$2,000,000.00	1/12/2005	1/12/2006	Commerce Title Comp
3066555	$252,069.06	1/7/2005	1/7/2006	Horry County
3066556	$1,015,386.80	1/7/2005	1/7/2006	Horry County
3066557	$1,005,082.25	1/7/2005	1/7/2006	Horry County
3066558	$320,520.69	1/7/2005	1/7/2006	Horry County
3066559	$42,312.50	1/7/2005	1/7/2006	Horry County
3066569	$50,995.82	2/7/2005	2/7/2006	City of Lake St Louis
3066570	$29,419.00	2/14/2005	2/14/2006	Lower Colorado Authority
3066567	$430,000.00	2/11/2005	2/10/2006	U S Bank National Association
3066795	$23,081.25	4/1/2005	3/15/2006	Greenville County
3066796	$36,725.00	4/1/2005	3/15/2006	Greenville County
3066797	$30,331.25	4/1/2005	3/15/2006	Greenville County
3066571	$71,074.50	3/23/2005	3/15/2006	Greenville County
3066572	$537,500.00	3/10/2005	3/10/2006	City of Inver Grove
3066573	$114,345.45	3/24/2005	7/1/2006	US Bank National Association
3066794	$431,385.87	3/24/2005	7/1/2006	US Bank National Association
3066805	$21,510.00	4/27/2005	6/27/2006	Horry County	New
3066803	$35,206.00	5/4/2005	5/4/2006	St Louis County, MO	New
3066806	$114,563.00	5/4/2005	5/15/2006	Greenville County	New
3066798		4/19/2005	4/19/2006	Georgetown County	New/cancelled 04/25 1,066,621.88
3066799	$1,066,621.88	4/19/2005	4/19/2006	Georgetown County	New

Centex Exhibits and Schedules (2005)	22

Bank of America
LC#	Amount	Issued	Expires	Beneficiary	Action
3066802	$21,494,086.00	4/18/2005	4/18/2006	Culpeper County Water and Sewer	New
3066801	$9,274,133.00	4/13/2005	4/13/2006	Lawyers Title of Arizona	New
3066800	$433,119.00	4/12/2005	10/5/2005	Jurupa Community Services District	New
3066804	$664,330.63	4/25/2005	4/25/2006	Georgetown County	New
3066807	$29,500.00	5/11/2005	7/11/2006	Horry County	New
3066808	$270,887.55	5/17/2005	5/13/2006	City of Raleigh	New
3066812	$20,384.37	5/27/2005	5/26/2006	City of Raleigh	New
3066810	$500,000.00	5/24/2005	5/23/2006	1212 LLC	New
3066811	$650,000.00	5/24/2005	5/23/2006	Wishing Well Trailer Park JV	New
3066813	$1,065,809.20	6/1/2005	6/1/2006	Horry County	New
3066914	$79,209.06	6/1/2005	6/1/2006	Horry County	New
3066915	$5,000,000.00	6/6/2005	12/1/2005	Zurich-American Insurance	New
3066916	$1,425,500.00	6/7/2005	6/7/2006	City of Mascoutah	New
3066917	$797,956.30	6/10/2005	6/10/2006	Union County	New
3066918	$463,562.13	6/10/2005	6/10/2006	Union County	New
3066919	$64,629.75	6/10/2005	6/10/2006	Union County	New
3066920	$538,581.25	6/10/2005	6/10/2006	Union County	New
3066921	$17,959.16	6/15/2005	6/15/2006	Grand Strand Water-Sewer Authority	New
3066922	$461,664.57	6/23/2005	6/21/2006	City of Spanish Fork	New
3066923	$12,405.00	6/22/2005	6/22/2006	Grand Strand Water-Sewer Authority	New
3066924	$89,529.38	6/24/2005	7/15/2006	Greenville County	New

Bank One		Issued	Expire	Beneficiary
327902	$171,541.90	7/1/2003	7/1/2006	Union County
327908	$7,863.00	7/1/2003	7/1/2006	Union County
327885	$78,000.00	1/30/2003	1/27/2006	439 Development
327894	$50,000.00	4/15/2003	7/1/2006	City of Elk River	decreased 06/20/05 50,000
327900	$54,000.00	4/25/2003	4/25/2006	W&B Development	decrease 76,500.00 03/31/05
327907	$10,527.00	7/1/2003	7/1/2006	Union County	decreased 194,927.45 05/19/05
327904	$10,261.00	7/1/2003	7/1/2006	Union County
327905	$109,367.35	7/1/2003	7/1/2006	Union County	extended
327906	$14,673.00	7/1/2003	7/1/2006	Union County	extended
313941		5/4/1992	5/4/2005	County of Loudoun
318615		9/5/2000	2/1/2006	City of Maplegrove	cancelled 04/07
318619	$370,596.50	9/21/2000	12/1/2005	City of Longmont
318647	$351,600.00	7/26/2001	7/30/2005	Charter Townshio of Canton
318648	$535,530.00	7/26/2001	7/30/2005	Washtenaw Co. Drain Commissioner

Centex Exhibits and Schedules (2005)	23

Bank One		Issued	Expire	Beneficiary
318650	$177,832.00	8/23/2001	8/20/2006	Washtenaw County Rd Commissioner
318655	$111,538.00	9/26/2001	12/31/2005	City of Prior Lake

318671	$109,575.00	2/28/2002	2/1/2006	City of Maple Grove
318663	$43,093.00	4/15/2002	4/11/2005	City of Oceanside
318673	$112,482.00	4/15/2002	4/11/2005	City of Oceanside
318683		6/13/2002	6/22/2005	City of Rosemont	cancelled 05/03
318682	$87,000.00	5/28/2002	5/28/2005	Killeen thunder Creek
318685	$41,384.50	7/2/2002	1/8/2006	County of Lexington, So. Carolina
318689	$743,177.23	8/2/2002	7/30/2005	Union County
318690	$36,063.19	8/2/2002	7/30/2005	Union County
318691	$350,000.00	8/5/2004	8/5/2005	Waugh Chapel Limited Partnership
318692	$36,274.39	8/15/2002	8/8/2005	Union County
318693	$29,466.00	8/15/2002	8/12/2005	Union County	decreased 1,019,316.21 05/19/05
318695		8/15/2002	8/15/2005	City of Westminster
382361		8/13/1997	2/1/2006	City of Maple Grove	cancelled 04/07
382375		11/14/1997	8/27/2005	Town of Parker
382702		9/4/1998	9/4/2005	C.V. Perry & Co.
327898	$21,577.61	4/15/2003	6/1/2006	Union County	extended
327899	$245,100.45	4/15/2003	6/1/2005	Union County	extended
327867	$32,000.00	9/18/2002	9/16/2005	Echo Development
327878	$425,881.00	11/12/2002	11/11/2005	Village of Round Lake
327877	$363,489.70	11/6/2002	11/30/2005	City of Longmont
327872	$740,980.00	10/23/2002	10/31/2005	Wells Fargo Bank Minnesota
327873	$1,500,000.00	10/23/2002	10/31/2005	Wells Fargo Bank Minnesota
327879	$298,322.38	11/13/2002	11/11/2005	Village of Oswego
327884	$357,774.50	1/13/2003	1/9/2006	City of Wheatridge
327891	$50,000.00	4/2/2003	4/2/2006	City of Rosemont
327886	$204,500.00	4/15/2003	2/1/2006	City of Maple Grove
318686	$50,000.00	8/7/2003	6/30/2005	Round Lake Development
327911	$161,963.34	2/17/2004	2/12/2006	City of Champlin
382411	$106,000.00	8/10/2004	5/1/2006	City of Joliet
327895	$253,950.00	9/1/2004	8/31/2005	City of Elk River
327892	$55,807.15	3/10/2005	6/1/2006	County of Union
327893	$778,651.38	3/10/2005	6/1/2006	County of Union
650295	$253,050.00	6/22/2005	6/22/2006	Encana Oil and Gas, Inc	New

Centex Exhibits and Schedules (2005)	24

JP Morgan		Issued	Expire	Beneficiary
D-221538	$7,000,000.00	1/23/2002	1/17/2006	Zurich American Insurance Group
D-220589	$6,400,000.00	12/21/2001	1/9/2006	The Travelers Indemnity Company
D-229664	$83,627.30	9/5/2002	3/1/2006	County of Lexington So. Carolina
D-229684	$127,541.72	9/5/2002	3/1/2006	County of Lexington So. Carolina
D-233345	$3,000,000.00	12/26/2002	12/31/2005	Old Republic Insurance Company
D-249445	$250,000.00	6/30/2004	12/31/2005	Chase Manhattan Mortgage
D-623257	$236,000.00	3/15/2005	3/14/2006	Rottlund Campany, Inc
D-624251	$10,000,000.00	3/29/2005	3/28/2006	Insurance Commissioner St of Hawaii
D-250200	$85,000.00	8/10/2004	8/9/2006	Douglas Emmett Realty Fund 1998

Suntrust		Issued	Expire	Beneficiary
F503221	$319,680.00	3/7/2002	3/1/2006	Liberty Mutual Ins
F840258	$250,000.00	12/12/2002	12/12/2005	Liberty Mutual Ins
P000126		12/12/2002	12/12/2005	City of Mt. Juliet
P000127		12/12/2002	12/12/2005	City of Mt. Juliet
P000184	$205,305.86	1/6/2003	12/1/2005	Union County
P000185	$22,812.80	1/6/2003	12/1/2005	Union County
P000262		1/30/2003	5/1/2005	County of York c/o James McReynolds	expired 05/02
P000379	$500,000.00	3/11/2003	3/11/2006	Commerce title Agenct
P000473	$1,008,248.07	4/16/2003	10/31/2005	Union City
P000474	$196,674.04	4/16/2003	10/31/2005	Union City
P000475	$40,250.00	4/16/2003	6/30/2005	Union City
P000487	$311,184.25	4/25/2003	12/31/2005	City bof Inner Grove Heights
P000495	$1,000,000.00	4/28/2003	4/28/2006	County of York c/o James McReynolds	decreased 04/07 1,150,000.00
P000635	$28,220.00	7/10/2003	7/9/2005	West Wilson Utility District
P000685	$14,579.40	8/4/2003	8/4/2005	South Valley Sewer District
P601230		3/13/2001	2/1/2006	City of Maple Grove	cancelled 04/12/05
P601250		4/11/2001	4/1/2005	Powhatan Enterprises Inc
P601253	$6,500.00	4/13/2001	4/11/2006	City of Brentwood
P601272	$72,000.00	4/30/2001	4/27/2006	Williamson Cnty Regional Planning
				Commission
P601275		4/30/2001	4/27/2005	City of Brentwood	expired 04/27
P601447	$105,000.00	1/29/2002	12/14/2005	Board of Supervisors of Fairfax County
P601449	$337,100.00	1/30/2002	12/14/2005	Board of Supervisors of Fairfax County
P601457	$215,000.00	2/11/2002	1/31/2006	Board of Supervisors of Fairfax County
P601475		3/20/2002	3/18/2006	Residential Funding Corp

Centex Exhibits and Schedules (2005)	25

Suntrust		Issued	Expire	Beneficiary
P601500	$161,800.00	4/18/2002	4/17/2006	Board of Supervisors of Fairfax County
P601558	$146,150.00	6/14/2002	6/14/2006	City of Brentwood	extended
P601559	$14,000.00	6/17/2002	6/3/2006	Metropolitan Dept of Water & Sewage	decreased 9,750.00 05/19/05/extended
P601649	$358,200.00	10/16/2002	10/11/2005	Board of Supervisors of Fairfax County
P001083	$206,200.00	2/5/2004	2/4/2006	Town of Smyrna
P001084	$228,000.00	2/5/2004	2/4/2006	Town of Smyrna
P001097	$35,000.00	2/11/2004	2/11/2006	Town of Smyrna
P001300	$101,600.00	5/25/2004	5/24/2006	County of Henrico, Virginia	extended
P001208	$80,445.00	4/20/2004	4/20/2006	City of Mt Juliet
P001209	$343,092.00	4/20/2004	4/20/2006	City of Mt Juliet
P001225		4/14/2004	4/16/2005	City of Spring Hill	expired 04/18/05
P001475	$62,350.00	8/19/2004	8/19/2006	City of Mt Juliet	extended
P001878	$170,171.00	12/30/2004	12/30/2005	Orange County BOCC
P001976	$130,000.00	2/9/2005	2/9/2006	City of Spring Hill
P002080	$52,550.00	3/24/2005	4/25/2006
P002052	$195,000.00	3/10/2005	3/10/2006	City of Murfreesboto
P002053	$136,000.00	3/10/2005	3/10/2006	City of Murfreesboto
F845981	$100,000.00	3/11/2005	3/10/2006
F846221	$2,000,000.00	4/15/2005	4/14/2006		NEW

BNP		Issued	Expire	Beneficiary
S400150		2/4/1994	2/8/2005	Travelers Indemnity Company
91866446	$13,300,000.00	1/31/2003	1/31/2006	Zurich American Insurance Group

Comerica		Issued	Expire	Beneficiary
583342	$7,370.00	5/23/2003	2/1/2006	City of Maple Grove
583272		5/21/2003	2/1/2006	City of Maple Grove
583273	$17,545.00	5/21/2003	2/1/2006	City of Maple Grove
583344	$3,520.00	5/23/2003	2/1/2006	City of Maple Grove
583341	$1,022,774.00	5/23/2003	5/14/2006	Washtenaw County Rd Commission
583402	$725,000.00	5/28/2003	5/28/2006	Wellington Partners LLC
584189	$240,000.00	6/30/2003	6/27/2006	Washtenaw County Rd Commission	decreased 502,054 05/03/05
584301		7/7/2003	7/2/2005	City of Rosemont
584302	$75,000.00	7/7/2003	7/2/2006	City of Rosemont	extended
584752	$836,106.76	7/22/2003	7/23/2006	City of Woodbury	extended

Centex Exhibits and Schedules (2005)	26

Comerica		Issued	Expire	Beneficiary
584753	$54,022.20	7/22/2003	7/23/2006	City of Woodbury	extended
584943	$2,307,000.00	7/30/2003	7/30/2006	Wal-Mart Stores East LP	extended
584536	$753,918.00	7/14/2003	7/11/2006	Washtenaw County Rd Commission
585535	$86,400.00	9/8/2003	9/8/2005	Charter Township of Canton
585864	$91,400.00	9/12/2003	9/11/2005	City of Rosemont
585865	$86,950.00	9/12/2003	9/11/2005	City of Rosemont
586011	$60,000.00	9/22/2003	9/17/2005	Wayne County, MI
586078	$329,957.00	9/22/2003	9/19/2005	Washtenaw County Drain Commission
587497		11/19/2003	11/18/2005	City of Loveland (Colorado)
589030	$125,000.00	1/23/2004	1/21/2006	Village of Lake in the Hills
589031	$105,000.00	1/23/2004	1/21/2006	Village of Lake in the Hills
589113		1/29/2004	1/26/2006	Harris County Municipal Utility District	cancelled 05/17/05
589114	$386,286.98	1/29/2004	1/26/2006	Harris County Municipal Utility District	decreased 109,294.70 05/25/05
589115	$33,072.99	1/29/2004	1/26/2006	Harris County Municipal Utility District	decreased 91,716.93 05/26/05
589734	$78,729.00	2/24/2004	2/20/2006	Washtenaw County Drain Commissioners
591080	$43,413.15	4/12/2004	4/7/2006	City of Oregon	decreased 05/06/05
591090	$1,054,000.00	4/9/2004	4/9/2006	City of Rosemont
591091	$99,000.00	4/9/2004	4/9/2006	City of Rosemont
591092	$121,000.00	4/9/2004	4/9/2006	City of Rosemont
591093	$301,395.00	4/9/2004	4/9/2006	City of Rosemont
591094	$227,150.00	4/9/2004	4/9/2006	City of Rosemont
591146	$1,517,300.00	4/13/2004	4/9/2006	City of Rosemont
591726	$246,800.00	4/30/2004	4/29/2006	City of Rosemont
591727	$49,500.00	4/30/2004	4/29/2006	City of Rosemont
591728	$87,050.00	4/30/2004	4/29/2006	City of Rosemont
591955	$70,000.00	5/10/2004	5/6/2006	Wayne County, MI
593376	$150,000.00	6/30/2004	6/30/2006	City of Chaska, MN
593377	$890,000.00	6/30/2004	6/29/2006	City of Buffalo, MN
593576	$1,786,000.00	7/8/2004	7/9/2006	City of Shakopee, MN	extended
593575	$168,750.00	7/8/2004	7/9/2005	City if Hugo, MN
594103	$56,764.00	7/29/2004	7/27/2005	City if Hugo, MN
594390	$66,000.00	8/9/2004	8/6/2006	Michigan Dept of Environmental
				Development
594521	$74,842.00	8/13/2004	8/12/2006	City of Woodbury	extended
594522	$1,517,301.00	8/13/2004	8/12/2006	City of Woodbury	extended

Centex Exhibits and Schedules (2005)	27

Comerica		Issued	Expire	Beneficiary
594842	$73,960.00	8/30/2004	8/30/2006	City of Shakopee, MN	extended
594940	$2,598,000.00	9/1/2004	9/1/2006	City of Rochester Hills	extended
594956	$582,550.00	9/1/2004	8/31/2005	City of Hugo
594955	$349,000.00	9/3/2004	9/3/2006	Washtenaw County Rd Commission	extended
595716	$4,125,000.00	9/30/2004	9/30/2006	GMAC Model Home Finance	extended
596011	$180,000.00	10/13/2004	10/13/2005	City of Shakopee, MN
596012	$21,500.00	10/13/2004	10/13/2005	City of Shakopee, MN
596929	$364,000.00	11/17/2004	11/17/2005	City of Shakopee, MN
597508	$28,836.08	12/6/2004	5/31/2006	City of Loveland (Colorado)
597509		12/6/2004	5/31/2006	City of Loveland (Colorado)	cancelled 06/16/05
598322	$237,695.08	1/7/2005	1/6/2006	Harris County Municipal Utility District
598855	$52,000.00	1/26/2005	1/26/2006	City of Wheat Ridge CO
598640	$927,500.00	1/20/2005	1/21/2007	City of Oregon
599703	$211,000.00	3/3/2005	3/3/2006	Charter Township of Canton
600428	$162,124.00	4/1/2005	4/1/2006	Washtenaw County Road Commissioners
600429	$609,600.00	4/1/2005	4/1/2006	City of Rosemont
600430	$44,000.00	4/1/2005	4/1/2006	City of Rosemont
600431	$60,830.00	4/1/2005	4/1/2006	City of Rosemont
599734	$148,140.00	3/7/2005	3/4/2006	Michigan Dept of Environmental Quality
599767	$225,000.00	3/7/2005	3/7/2006	Charter Township of Canton
600125	$749,250.00	3/22/2005	3/21/2006	City of Shakopee, MN
600126	$885,200.00	3/22/2005	3/21/2006	City of Shakopee, MN
600890	$113,263.00	4/20/2005	4/19/2006	City of Farmington	NEW
600822	$417,965.00	4/18/2005	4/18/2006	City of Hastings	NEW
600504	$1,768,000.00	4/5/2005	4/5/2006	City of Hugo	NEW
600579	$540,220.00	4/7/2005	4/7/2006	Washtenaw County Drain Commissioners	NEW
600580	$54,022.00	4/7/2005	4/7/2006	Washtenaw County Drain Commissioners	NEW
600951	$30,000.00	4/21/2005	4/20/2006	Charter Township of Ypsilanti	NEW
601217	$228,000.00	5/3/2005	4/28/2005	Washtenaw County Drain Commissioners	NEW
610573	$100,000.00	5/27/2005	5/27/2006	City of Milan	NEW
610476	$2,096,921.00	5/25/2005	5/24/2006	City of Farmington	NEW
610469	$1,375,000.00	5/25/2005	5/24/2006	City of Hastings	NEW
610147	$278,300.00	5/13/2005	5/13/2006	Selective Delaware	NEW
610304	$465,326.00	5/18/2005	5/18/2006	City of Apple Valley, MN	NEW

Centex Exhibits and Schedules (2005)	28

Comerica		Issued	Expire	Beneficiary
611320	$100,000.00	6/15/2005	9/15/2005	Lima Township, Michigan	NEW
611250	$300,544.00	6/23/2005	6/22/2006	Washtenaw County Drain Commissioners	NEW

TOTAL	$279,286,514.29

Centex Exhibits and Schedules (2005)	29

SCHEDULE 2.1

COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage

Bank of America, N.A.	$149,000,000	9.93333333%

JPMorgan Chase Bank	$134,000,000	8.933333333%

Royal Bank of Scotland plc	$134,000,000	8.933333333%

Citibank, N.A.	$134,000,000	8.933333333%

Credit Suisse First Boston	$134,000,000	8.933333333%

BNP Paribas	$95,000,000	6.333333333%

Calyon New York Branch	$95,000,000	6.333333333%

Suntrust Bank	$70,000,000	4.666666667%

The Bank of Tokyo-Mitsubishi, Ltd.	$70,000,000	4.666666667%

Lloyds TSB Bank, plc	$60,000,000	4.000000000%

Wachovia Bank, National Association	$50,000,000	3.333333333%

Comerica Bank	$50,000,000	3.333333333%

Washington Mutual Bank, FA	$50,000,000	3.333333333%

Barclays	$50,000,000	3.333333333%

PNC Bank, National Association	$35,000,000	2.333333333%

UBS Loan Finance LLC	$35,000,000	2.333333333%

City National	$30,000,000	2.000000000%

The Northern Trust Company	$25,000,000	1.666666667%

US Bank National Association	$25,000,000	1.666666667%

Banca di Roma – Chicago Branch	$25,000,000	1.666666667%

Compass	$25,000,000	1.666666667%

Merrill Lynch	$25,000,000	1.666666667%

Total	$1,500,000,000	100.000000000%

Centex Exhibits and Schedules (2005)

30

ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

ADMINISTRATIVE AGENT:

Administrative Agent’s Office:
(for payments and requests for Credit Extensions)

Bank of America, N.A.
901 Main Street
TX1-492-14-05
Dallas, TX 75202-3714
Attention: Taelitha Harris
Telephone: 214-209-3645
Facsimile: 214-290-9644
Electronic Mail: taelitha.m.harris@bankofamerica.com
Account No: 1292000883
ABA: 111 000 012
Ref: Centex Corporation

Other Notices as Administrative Agent:
Bank of America, N.A.
100 North Tryon Street
NC1-007-14-24
Charlotte, NC 28255
Attention: Kimberly Crane
Telephone: 704-387-5451
Facsimile: 704-409-0901
Electronic Mail: kimberly.crane@bankofamerica.com

LENDERS:

Bank of America, N.A.
231 South LaSalle Street
10th Floor
Chicago, IL 60697
Attention: Mark Lariviere
Telephone: 312-828-2513
Facsimile: 312-828-5086
Electronic Mail: mark.lariviere@BankofAmerica.com
Account No: 1292000883
ABA: 111 000 012
Ref: Centex Corporation

Centex Exhibits and Schedules (2005)

31

JPMorgan Chase Bank
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
Attention: David L. Howard
Telephone: 214.965.4756
Facsimile: 214.965.2044
Electronic Mail: David.L.Howard@chase.com
Account No: 457 0776 9284
ABA: 113000609
Ref: Centex Corp.

The Royal Bank of Scotland plc
101 Park Avenue, 12th Floor
New York, NY 10178
Attention: David Apps
Telephone: 212.401.3745
Facsimile: 212.401.3456
Electronic Mail: david.apps@rbos.com
Account No: 400931052
ABA: 021000021
Ref: Centex

Citicorp North America, Inc.
390 Greenwich St., 1st Floor
New York, NY 10013
Attention: Thomas J. Flanagan
Telephone: 212.723.6927
Facsimile: 646.862.8866
Electronic Mail: Thomas.j.flanagan@citigroup.com
Account No: 40784524
ABA: 021000089
Ref: Leverage Finance Centex

Credit Suisse First Boston, acting through its Cayman Islands Branch
Eleven Madison Avenue
New York, NY 10010
Attention: William O’Daly
Telephone: 212.325.1986
Facsimile: 212.743.2254
Electronic Mail: william.o’daly@csfb.com
Account No: 890-0387-742
ABA: 021 000 018
Ref: Centex Corp.

Centex Exhibits and Schedules (2005)

32

BNP Paribas
12201 Merit Drive, Suite 860
Dallas, TX 75251
Attention: Jeff Tebeaux
Telephone: 214.953.9737
Facsimile: 972.788.9140
Electronic Mail: jeff.tebeaux@americas.bnpparibas.com
Account No: 52131543461
ABA: 026007689
Ref: Centex Corporation

Calyon New York Branch
2200 Ross Avenue, Suite 4400 West
Dallas, TX 75201
Attention: Robert Smith
Telephone: 214.220.2311
Facsimile: 214.220.2323
Electronic Mail: Robert.smith@us.calyon.com
Account No: 01881793701
ABA: 0260-0807-3
Ref: Centex Corporation

Comerica Bank
500 Woodward Avenue, 7th Floor
MC: 3256
Detroit, MI 48226
Attention: Casey L. Ostrander
Telephone: 313.222.5286
Facsimile: 313.222.9295
Electronic Mail: casey_ostrander@comerica.com
Account No: 2158590010
ABA: 072-000-096
Ref: Centex Corporation

SunTrust Bank
8330 Boone Boulevard, 8th Floor
Vienna, VA 22182
Attention: W. John Wendler
Telephone: 703.442.1563
Facsimile: 703.442.1570
Electronic Mail: john.wendler@suntrust.com
Account No: 9175001700
ABA: 061000104
Ref: Centex Corporation

Centex Exhibits and Schedules (2005)

33

The Bank of Tokyo Mitsubishi, Ltd.11 Louisiana Ave., Suite 2800
Houston, TX 77002
Account No: 97770191
ABA: 0260-0963-2
Ref: Centex/Houston

With a copy to:

The Bank of Tokyo-Mitsubishi, Ltd.
2001 Ross Avenue, Suite 3150
Dallas, TX 75201
Attention: Brenda Trader
Telephone: 214.954.1200 ext. 111
Facsimile: 214.954.1007
Electronic Mail: btrader@btmna.com

Washington Mutual Bank, FA
620 W. Germantown Pike, Suite 200
Plymouth Meeting, PA 19462
Attention: Paul Ulrich
Telephone: 610.238.6929
Facsimile: 610.828.7293
Electronic Mail: Paul.Ulrich@wamu.net
Account No: 09507002714
ABA: 111993776
Ref: Centex Corporation

Lloyds TSB Bank plc
1251 Avenue of the Americas, 39th Floor
New York, NY 10020
Attention: Windsor Davies
Telephone: 212.930.8909
Facsimile: 212.930.5098
Electronic Mail: Wdavies@lloydstsb-usa.com
Account No: 655-010-1938
ABA: 026-009-593
Ref: Centex

PNC Bank, National Association
Two Tower Center, 18th Floor
East Brunswick, NJ 08816
Attention: Douglas Paul
Telephone: 732.220.3566
Facsimile: 732.220.3755
Electronic Mail: Douglas.paul@pnc.com
Account No: 130760016803
ABA: 043000096
Ref: Centex Corporation

Centex Exhibits and Schedules (2005)

34

UBS Loan Finance LLC
677 Washington Boulevard
6-South
Stamford, CT 06901
Attention: Safraz Hassan
Telephone: 203.719.3143
Facsimile: 203.719.3888
Electronic Mail: safraz.hassan@ubs.com
Account No: 101-WA-894001-001
ABA: 026007993
Ref: Centex

Banca di Roma – Chicago Branch
225 West Washington, Suite 1200
Chicago, IL 60606
Attention: Joyce Montgomery
Telephone: 312.704.2648
Facsimile: 312.726.3058
Electronic Mail: Bdrchjm@ameritech.net
Account No: 574022759541
ABA: 026009580
Ref: Centex

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
Attention: Paul Theiss
Telephone: 312.557.1791
Facsimile: 312.444.7028
Electronic Mail: PHT1@NTRS.COM
Account No: 5186401000
ABA: 071-000-152
Ref: Centex Corporation

U.S. Bank National Association
800 Nicollet Mall, 3rd Floor
BC-MN-H03N
Minneapolis, MN 55402
Attention: Christopher Rupp
Telephone: 612.303.3510
Facsimile: 612.303.2265
Electronic Mail: Christopher.rupp@usbank.com
Account No: 00018642160600
ABA: 081000210
Ref: Centex Corporation

Centex Exhibits and Schedules (2005)

35

Wachovia Bank, National Association
191 Peachtree Street NE, 21st Floor
Atlanta, GA 30303
Attention: Tim Blake
Telephone: 404.332.5582.
Facsimile: 404.332.1450
Electronic Mail: tim.blake@wachovia.com
Account No: 01459168116011
ABA: 053000219
Ref: Centex Corporation

Barclays Capital
200 Park Avenue, 4th Floor
New York, NY 10166
Attention: Nicholas Bell
Telephone: 212.412.4029
Facsimile: 212.412.7600
Electronic Mail: nicholas.bell@barcap.com
Account No: 050-019104
ABA: 026 002 574
Ref: Centex Corporation

City National Bank
2001 N. Main Street, Suite 200
Walnut Creek, CA 94596
Attention: Xavier Barrera
Telephone: 925.274.2783
Facsimile: 925.274.2758
Electronic Mail: Xavier.barreragonzalez@cnb.com
Account No: 101-306674
ABA: 122016066
Ref: Centex Corp.

Compass Bank
8080 N. Central Expwy., Suite 250
Dallas, TX 75206
Attention: Key Coker
Telephone: 214.706.8044
Facsimile: 214.346.2746
Electronic Mail: Key.coker@compassbnk.com
Account No: 90124099
ABA: 113010547
Ref: Centex

Centex Exhibits and Schedules (2005)

36

Merrill Lynch Bank USA
15 W. South Temple, Suite 300
Salt Lake City, UT 84101
Attention: Derek Befus
Telephone: 801.526.6814
Facsimile: 801.531.7470
Electronic Mail: Derek_Befus@ml.com
Account No: 62030
ABA: 124-084-669
Ref: Centex - CPR# 2273

Centex Exhibits and Schedules (2005)

37

SCHEDULE 7.3

SUBSIDIARIES

	State of	Ownership
Subsidiary	Formation	Percentage
3333 DEVELOPMENT CORPORATION	(Nevada)	100%
3333 HOLDING CORPORATION	(Nevada)	100%
AAA HOLDINGS, L.P.	(Delaware)	100%
ABC HOMES LIMITED	(United Kingdom)	50%
ACCORD LENDING, L.P.	(Texas)	50.01%
ADFITECH, INC.	(Nevada)	100%
AMERICAN LANDMARK MORTGAGE, LTD.	(Florida)	50.01%
ARMOR INSURANCE COMPANY	(Vermont)	100%
ASSURANCE FINANCIAL SERVICES, L.P.	(Washington)	50.01%
AT-HOME MORTGAGE ASSOCIATES, LTD.	(Florida)	50.01%
BARRINGTON CARPET, LLC	(Delaware)	100%
BATCHELLORS FOREST, LLC	(Delaware)	50%
BATESON DAILEY, A JOINT VENTURE	(Michigan)	65%
BENEFIT ASSET MANAGEMENT CORPORATION	(California)	100%
BENICIA CS DEVELOPERS, LLC	(Delaware)	50%
BLADON MORTGAGE, L.P.	(Delaware)	50.01%
BUILDER’S HOME MORTGAGE, L.P.	(Washington)	50.01%
CDC2020 PLC	(UK)	99.95%
CDMC HOLDING, INC.	(Nevada)	100%
CDPWH ACQUISITION LLC	(Delaware)	100%
CL NORTH LAKES, LLC	(Delaware)	100%
CENTEX BUILDING SERVICES, INC.	(Nevada)	100%
CENTEX COMMERCIAL DEVELOPMENT, L.P.	(Delaware)	99.95%
CENTEX COMMERCIAL DEVELOPMENT, LLC	(Delaware)	99.95%
CENTEX CONCORD	(Tennessee)	50%
CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.	(Tennessee)	50%
CENTEX CONSTRUCTION, INC.	(Nevada)	100%
CENTEX CONSTRUCTION, LLC	(Delaware)	100%
CENTEX CONSTRUCTION GROUP, INC.	(Nevada)	100%
CENTEX DEVELOPMENT COMPANY UK-LIMITED	(UK)	99.95%
CENTEX DEVELOPMENT COMPANY, L.P.	(Delaware)	99.95%
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED	(UK)	99.95%
CENTEX DEVELOPMENT MANAGEMENT COMPANY	(Nevada)	100%
CENTEX ENGINEERING & CONSTRUCTION, INC.	(Nevada)	100%
CENTEX EQUITY CORPORATION	(Nevada)	100%
CENTEX FINANCIAL SERVICES, INC.	(Nevada)	100%
CENTEX GOLDEN CONSTRUCTION COMPANY	(Nevada)	100%
CENTEX HOME EQUITY COMPANY, LLC	(Delaware)	100%
CENTEX HOME EQUITY ADVANCE RECEIVABLES COMPANY	(Delaware)	100%

Centex Exhibits and Schedules (2005)

38

	State of	Ownership
Subsidiary	Formation	Percentage
CENTEX HOME SERVICES COMPANY	(Nevada)	100%
CENTEX HOMES	(Nevada)	99.95%
CENTEX HOMES INTERNATIONAL LIMITED	(United Kingdom)	100%
CENTEX HOMES LIMITED	(UK)	99.95%
CENTEX HOMES UK LIMITED	(UK)	99.95%
CENTEX HOMES MARKETING, INC.	(Georgia)	100%
CENTEX HOMES OF CALIFORNIA II, LLC	(Delaware)	99.73%
CENTEX HOMES OF CALIFORNIA, LLC	(Delaware)	99.73%
CENTEX HOMES REALTY COMPANY	(Nevada)	100%
CENTEX HOMES REALTY, INC.	(Michigan)	100%
CENTEX HOMES, INC.	(Texas)	100%
CENTEX HOMES, LLC	(Delaware)	99.95%
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	(New Jersey)	100%
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	(New Jersey)	100%
CENTEX HOSPITALITY GROUP, LLC	(Delaware)	100%
CENTEX/HOWARD/ROCA, A JOINT VENTURE	(Texas)	85%
CENTEX INDUSTRIAL CAMARILLO IV, LLC	(Delaware)	99.95%
CENTEX INTERNATIONAL, INC.	(Nevada)	100%
CENTEX INTERNATIONAL, LLC	(Delaware)	98.95%
CENTEX/JENNINGS, A JOINT VENTURE	(Florida)	63%
CENTEX LAND HOLDINGS GENPAR, LLC	(Delaware)	99.95%
CENTEX LAND HOLDINGS, L.P.	(Delaware)	99.95%
CENTEX LAND VISTA RIDGE LEWISVILLE III GEN. PART. , LLC	(Delaware)	100%
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.	(Delaware)	100%
CENTEX LATIN AMERICA, INC.	(Nevada)	100%
CENTEX LEE, LLC	(Delaware)	80%
CENTEX/LENNAR AT MARTIN’S CROSSING, LLC	(Florida)	50%
CENTEX/LENNAR AT PORTOFINO ISLES, LLC	(Florida)	50%
CENTEX/LENNAR AT WOODFIELD, LLC	(Delaware)	50%
CENTEX LOST CREEK RANCH, LLC	(Delaware)	99.95%
CENTEX MANAGEMENT SERVICES LIMITED	(United Kingdom)	98.95%
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	(Delaware)	100%
CENTEX MOSELEY, LLC	(Virginia)	90%
CENTEX MULTI-FAMILY COMMUNITITES, L.P.	(Delaware)	99.95%
CENTEX MULTI-FAMILY COMMUNITITES, LLC	(Delaware)	99.95%
CENTEX MULTI-FAMILY COMPANY	(Delaware)	99.95%
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	(Delaware)	99.95%
CENTEX MULTI-FAMILY ST. PETE HOLDING CO., L.L.C.	(Delaware)	99.95%
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.	(Delaware)	99.95%
CENTEX MULTI-FAMILY UPPER LANDING, LLC	(Delaware)	99.95%
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC	(Delaware)	99.95%
CENTEX OFFICE CITYMARK I, L.P.	(Delaware)	99.95%
CENTEX OFFICE GENERAL PARTNER, LLC	(Delaware)	99.95%

Centex Exhibits and Schedules (2005)

39

	State of	Ownership
Subsidiary	Formation	Percentage
CENTEX OFFICE SOUTHPOINTE II, L.L.C.	(Delaware)	99.95%
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.	(Delaware)	99.95%
CENTEX REAL ESTATE CONSTRUCTION COMPANY	(Nevada)	100%
CENTEX REAL ESTATE CORPORATION	(Nevada)	100%
CENTEX REALTY, INC.	(Florida)	100%
CENTEX ROONEY CONSTRUCTION CO., INC./LANDIS COMPANY, INC. A JOINT VENTURE	(Louisiana)	70%
CENTEX ROONEY CONSTRUCTION CO., INC./RATTLER CONSTRUCTION CONTRACTORS, INC., A JOINT VENTURE	(Florida)	75%
CENTEX ROONEY CONSTRUCTION COMPANY/ACI, A JOINT VENTURE	(Florida)	50%
CENTEX ROONEY/BOND CLASSROOMS, LLC	(Delaware)	50%
CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE	(Florida)	85%
CENTEX ROONEY/LLT, A JOINT VENTURE	(Florida)	75%
CENTEX ROONEY/PEREZ & PEREZ DESIGN/BUILDERS, L.L.C.	(Delaware)	90%
CENTEX ROONEY/SCHENKEL SHULTZ DESIGN/BUILDERS, L.C.	(Florida)	50%
CENTEX SECURITY, INC.	(Nevada)	100%
CENTEX SEISMIC SERVICES, INC.	(Nevada)	95%
CENTEX SERVICE COMPANY	(Nevada)	100%
CENTEX SMITHGROUP, L.L.C.	(Delaware)	100%
CENTEX STRATEGIC LAND LIMITED	(UK)	99.95%
CENTEX/TAYLOR, LLC	(Delaware)	100%
CENTEX TECHNOLOGY, INC.	(Nevada)	100%
CENTEX/THACKER, A JOINT VENTURE	(Florida)	80%
CENTEX TITLE & ANCILLARY SERVICES, INC.	(Nevada)	100%
CENTEX UK LTD	(UK)	99.95%
CENTEX/VESTAL, A JOINT VENTURE	(Texas)	90%
CENTEX/F&S, L.L.C.	(Delaware)	100%
CENTEX/FPC, L.L.C.	(Delaware)	100%
CENTEX/HKS II, L.L.C.	(Delaware)	100%
CENTEX/HKS, L.L.C.	(Delaware)	100%
CENTEX/OMNIPLAN, L.L.C.	(Delaware)	100%
CENTEX/PEGASUS, A JOINT VENTURE	(Texas)	90%
CENTEX/SCHENKEL SHULTZ, L.L.C.	(Delaware)	100%
CENTEX/WORTHGROUP, L.L.C.	(Delaware)	100%
CENTEX-3D/I, A JOINT VENTURE	(Texas)	90%
CENTEX-AIM CONSTRUCTION, L.L.C.	(Michigan)	80%
CENTEX-GILFORD, A JOINT VENTURE	(Virginia)	79.58%
CENTEX-GILFORD, A JOINT VENTURE II	(Virginia)	88%
CENTEX-ROONEY CONSTRUCTION CO. OF GEORGIA, LLC	(Delaware)	100%
CENTEX-ROONEY CONSTRUCTION CO., INC./CONSTRUCT TWO CONSTRUCTION MANAGERS, INC., A JOINT VENTURE	(Florida)	90%
CHEC ASSET RECEIVABLE CORPORATION	(Nevada)	100%
CHEC CONDUIT FUNDING, LLC	(Delaware)	100%

Centex Exhibits and Schedules (2005)

40

	State of	Ownership
Subsidiary	Formation	Percentage
CHEC FUNDING, LLC	(Delaware)	100%
CHEC INDUSTRIAL LOAN COMPANY	(Tennessee)	100%
CHEC INDUSTRIAL LOAN CORPORATION	(Minnesota)	100%
CHEC RESIDUAL, LLC	(Delaware)	100%
CITY HOMEBUILDERS, INC.	(Texas)	100%
CKC FACILITIES GROUP, L.C.	(Florida)	60%
CL OCEAN VILLAS, LLC	(Delaware)	50%
CP SUNRIDGE, LLC	(Delaware)	50%
CLAREMONT HILLS LLC	(Delaware)	50%
COMMERCE APPRAISAL SERVICES, LLC	(Delaware)	100%
COMMERCE ESCROW COMPANY	(Delaware)	100%
COMMERCE LAND TITLE AGENCY, LLC	(Ohio)	100%
COMMERCE LAND TITLE, INC.	(Nevada)	100%
COMMERCE TITLE COMPANY	(California)	100%
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	(Delaware)	100%
COMMERCE TITLE INSURANCE AGENCY, LLC	(Utah)	100%
COMMERCE TITLE INSURANCE COMPANY	(California)	100%
CROSLAND ACCEPTANCE ASSOCIATES V	(North Carolina)	100%
CROSLAND BOND COMPANY	(North Carolina)	100%
CTX BUILDERS SUPPLY SERVICES, LLC	(Delaware)	99.95%
CTX HOLDING COMPANY	(Nevada)	100%
CTX MORTGAGE COMPANY, LLC	(Delaware)	100%
CTX MORTGAGE FUNDING III, LLC	(Delaware)	100%
CTX MORTGAGE FUNDING, LLC	(Delaware)	100%
CTX MORTGAGE VENTURES, LLC	(Delaware)	100%
CTX SWAP I, LLC	(Delaware)	100%
DARDEN FINANCIAL SERVICES, L.P.	(Texas)	50.01%
DIAMOND LENDING GROUP, L.P.	(Texas)	50.01%
DOVE BARRINGTON DEVELOPMENT LLC	(Delaware)	50%
ELIZABETH RIVER MORTGAGE, L.P.	(Texas)	50.01%
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	(Mexico)	100%
FAIR CHASE DEVELOPMENT LLC	(Delaware)	50%
FAIRCLOUGH HOMES GROUP LIMITED	(UK)	99.95%
FAIRCLOUGH HOMES LIMITED	(UK)	99.95%
FAIRFIELD, L.L.C.	(Missouri)	50%
FAIRPINE LIMITED	(UK)	50%
FOUR OAKS MORTGAGE, L.P.	(North Carolina)	50.01%
FOX & JACOBS, INC.	(Texas)	100%
GARDEN PLUS CO, INC.	(California)	100%
GENBOND TWO, INC.	(North Carolina)	100%
GHQ COMPANY, INC.	(Nevada)	100%
GLG MORTGAGE, L.P.	(Texas)	50.01%
GOLD DUST FINANCIAL, L.P.	(Washington)	50.01%
GUNSTRA MORTGAGE SERVICES, L.P.	(Texas)	50.01%

Centex Exhibits and Schedules (2005)

41

	State of	Ownership
Subsidiary	Formation	Percentage
HARWOOD INSURANCE SERVICES, LLC	(California)	100%
HARWOOD SERVICE COMPANY OF GEORGIA, LLC	(Georgia)	100%
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC	(New Jersey)	100%
HARWOOD SERVICE COMPANY, LLC	(Delaware)	100%
HARWOOD STREET FUNDING I, LLC	(Delaware)	*
HARWOOD STREET FUNDING II, LLC	(Delaware)	100%
HEARTLAND MORTGAGE, L.P.	(California)	50.01%
HOMESELECT SETTLEMENT SOLUTIONS, INC.	(Delaware)	100%
HOMETEAM PEST DEFENSE, INC.	(Nevada)	100%
HOMETEAM PEST DEFENSE, LLC	(Delaware)	100%
INDEPENDENT GENERAL AGENCY, INC.	(Texas)	100%
JACK JENINGS & SONES/CENTEZ ROONEY, A JOINT VENTURE	(Florida)	51%
JOHN CROSLAND COMPANY	(North Carolina)	100%
KAWEAH LENDING, L.P.	(Texas)	50.01%
KIRCHMAN/CENTEX, A JOINT VENTURE	(Florida)	75%
LMX FINANCIAL SERVICES, LTD.	(Florida)	50.01%
LOWER MISSOURI RIVER, L.L.C.	(Missouri)	66.64%
MEADOW VISTA COMPANY, LLC	(Delaware)	100%
MELROSE PARK JOINT VENTURE	(Florida)	53.31%
METROPOLITAN TAX SERVICE, INC.	(Nevada)	100%
METROPOLITAN TITLE & GUARANTY COMPANY	(Florida)	100%
MH ACQUISITION COMPANY, LLC	(Delaware)	100%
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	(North Carolina)	100%
MORTGAGE COLLATERAL ASSOCIATES NO. 1	(North Carolina)	100%
MORTGAGE COLLATERAL ASSOCIATES NO. 3	(North Carolina)	100%
MORTGAGE PORTFOLIO SERVICES, INC.	(Delaware)	100%
MPS FUNDING CORPORATION	(Delaware)	100%
NEW HOME MORTGAGE SPECIALISTS, L.P.	(Washington)	50.01%
NOMAS CORP.	(Nevada)	99.73%
NOVATO COMMUNITY PARTNERS, LLC	(California)	50%
OAKDALE COMMUNITY PARTNERS, LLC	(Delaware)	50%
PDNB MORTGAGE COMPANY, L.P.	(Texas)	50.01%
PLANT 51, LLC	(Delaware)	100%
PRIME HOME MORTGAGE, L.P.	(Washington)	50.01%
POTOMAC YARD DEVELOPMENT LLC	(Delaware)	50%
POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC	(Delaware)	50%
PWH HOSPITALITY LLC	(Texas)	100%
QUALIFIED MORTGAGE SOLUTIONS, L.P.	(Texas)	50.01%
REALTY ONE MORTGAGE, L.P.	(North Carolina)	50.01%
ROBERG FINANCIAL, L.P.	(Texas)	50.01%
S-C PERRIS, LLC	(Delaware)	50%
SEABREEZE, LLC	(California)	66.7%
SELECTIVE - DELAWARE, L.L.C.	(Delaware)	99.95%

Centex Exhibits and Schedules (2005)

42

	State of	Ownership
Subsidiary	Formation	Percentage
SILVER FALLS, LLC	(Delaware)	50%
ST LENDING, INC.	(Delaware)	99.73%
SYCAMORE CREEK	(California)	50.00%
T.W. LEWIS MORTGAGE COMPANY, L.P.	(Texas)	50.01%
TECH VILLAGE PARTNERS II, LLC	(Florida)	50%
THE JONES COMPANY BUILDING SERVICES, LLC	(Nevada)	99.95%
THE JONES COMPANY HOMES REALTY, LLC	(Nevada)	99.95%
THE JONES COMPANY HOMES, LLC	(Nevada)	99.95%
TRIPLE A DELAWARE LIMITED, LLC	(Delaware)	100%
TRIPLE A GENERAL, LLC	(Delaware)	100%
TRIPLE CREEK, LLC	(Delaware)	100%
TUSTIN LEGACY COMMUNITY PARTNERS, LLC	(Delaware)	50%
VENTURE TITLE AGENCY, LTD., LLLP	(Florida)	50.02%
VIEWTON PROPERTIES LIMITED	(UK)	99.95%
WATERFORD AMERICAN MORTGAGE, LTD.	(Florida)	50.01%
WAYNE HOMES MID ATLANTIC, LLC	(Delaware)	99.95%
WAYNE HOMES, LLC	(Delaware)	97.44%
WESTWOOD INSURANCE AGENCY	(Nevada)	100%
WESTWOOD INSURANCE AGENCY	(California)	100%
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.	(Arizona)	100%

	State of	Ownership
Unrestricted Subsidiary	Formation	Percentage
3333 DEVELOPMENT CORPORATION	(Nevada)	100%
3333 HOLDING CORPORATION	(Nevada)	100%
ACCORD LENDING, L.P.	(Texas)	50.01%
ADFITECH, INC.	(Nevada)	100%
AMERICAN LANDMARK MORTGAGE, LTD.	(Florida)	50.01%
ASSURANCE FINANCIAL SERVICES, L.P.	(Washington)	50.01%
AT-HOME MORTGAGE ASSOCIATES, LTD.	(Florida)	50.01%
BLADON MORTGAGE, L.P.	(Delaware)	50.01%
BENEFIT ASSET MANAGEMENT CORPORATION	(California)	100%
BUILDER’S HOME MORTGAGE, L.P.	(Washington)	50.01%
CDC2020 PLC	(UK)	99.95%
CDMC HOLDING, INC.	(Nevada)	100%
CENTEX COMMERCIAL DEVELOPMENT, L.P.	(Delaware)	99.95%
CENTEX COMMERCIAL DEVELOPMENT, LLC	(Delaware)	99.95%
CENTEX DEVELOPMENT COMPANY UK-LIMITED	(UK)	99.95%
CENTEX DEVELOPMENT COMPANY, L.P.	(Delaware)	99.95%
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED	(UK)	99.95%
CENTEX EQUITY CORPORATION	(Nevada)	100%
CENTEX FINANCIAL SERVICES, INC.	(Nevada)	100%

Centex Exhibits and Schedules (2005)

43

	State of	Ownership
Subsidiary	Formation	Percentage
CENTEX HOME EQUITY COMPANY, LLC	(Delaware)	100%
CENTEX HOME EQUITY ADVANCE RECEIVABLES COMPANY	(Delaware)	100%
CENTEX HOMES LIMITED	(UK)	99.95%
CENTEX HOMES UK LIMITED	(UK)	99.95%
CENTEX INDUSTRIAL CAMARILLO IV, LLC	(Delaware)	99.95%
CENTEX LAND HOLDINGS GENPAR, LLC	(Delaware)	99.95%
CENTEX LAND HOLDINGS, L.P.	(Delaware)	99.95%
CENTEX LAND INVESTMENTS II, LLC	(Delaware)	99.95%
CENTEX LAND VISTA RIDGE LEWISVILLE III GEN. PART. , LLC	(Delaware)	100%
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.	(Delaware)	100%
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	(Delaware)	100%
CENTEX MULTI-FAMILY COMMUNITITES, L.P.	(Delaware)	99.95%
CENTEX MULTI-FAMILY COMMUNITITES, LLC	(Delaware)	99.95%
CENTEX MULTI-FAMILY COMPANY	(Delaware)	99.95%
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	(Delaware)	99.95%
CENTEX MULTI-FAMILY ST. PETE HOLDING CO., L.L.C.	(Delaware)	99.95%
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.	(Delaware)	99.95%
CENTEX MULTI-FAMILY UPPER LANDING, LLC	(Delaware)	99.95%
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC	(Delaware)	99.95%
CENTEX OFFICE CITYMARK I, L.P.	(Delaware)	99.95%
CENTEX OFFICE GENERAL PARTNER, LLC	(Delaware)	99.95%
CENTEX OFFICE SOUTHPOINTE II, L.L.C.	(Delaware)	99.95%
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.	(Delaware)	99.95%
CENTEX STRATEGIC LAND LIMITED	(UK)	99.95%
CENTEX TECHNOLOGY, INC.	(Nevada)	100%
CENTEX TITLE & ANCILLARY SERVICES, INC.	(Nevada)	100%
CENTEX UK LTD	(UK)	99.95%
CHEC ASSET RECEIVABLE CORPORATION	(Nevada)	100%
CHEC CONDUIT FUNDING, LLC	(Delaware)	100%
CHEC FUNDING, LLC	(Delaware)	100%
CHEC INDUSTRIAL LOAN COMPANY	(Tennessee)	100%
CHEC INDUSTRIAL LOAN CORPORATION	(Minnesota)	100%
CHEC RESIDUAL, LLC	(Delaware)	100%
COMMERCE APPRAISAL SERVICES, LLC	(Delaware)	100%
COMMERCE LAND TITLE AGENCY, LLC	(Ohio)	100%
COMMERCE LAND TITLE, INC.	(Nevada)	100%
COMMERCE ESCROW COMPANY	(Delaware)	100%
COMMERCE TITLE COMPANY	(California)	100%
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	(Delaware)	100%
COMMERCE TITLE INSURANCE AGENCY, LLC	(Utah)	100%
COMMERCE TITLE INSURANCE COMPANY	(California)	100%
CROSLAND ACCEPTANCE ASSOCIATES V	(North Carolina)	100%
CROSLAND BOND COMPANY	(North Carolina)	100%
CTX MORTGAGE COMPANY, LLC	(Delaware)	100%

Centex Exhibits and Schedules (2005)

44

	State of	Ownership
Subsidiary	Formation	Percentage
CTX MORTGAGE FUNDING III, LLC	(Delaware)	100%
CTX MORTGAGE FUNDING, LLC	(Delaware)	100%
CTX MORTGAGE VENTURES, LLC	(Delaware)	100%
CTX SWAP I, LLC	(Delaware)	100%
DARDEN FINANCIAL SERVICES, L.P.	(Texas)	50.01%
DIAMOND LENDING GROUP, L.P.	(Texas)	50.01%
ELIZABETH RIVER MORTGAGE, L.P.	(Texas)	50.01%
FAIRCLOUGH HOMES GROUP LIMITED	(UK)	99.95%
FAIRCLOUGH HOMES LIMITED	(UK)	99.95%
FOUR OAKS MORTGAGE, L.P.	(North Carolina)	50.01%
GENBOND TWO, INC.	(North Carolina)	100%
GLG MORTGAGE, L.P.	(Texas)	50.01%
GOLD DUST FINANCIAL, L.P.	(Washington)	50.01%
GREAT LAKES DEVELOPMENT CO., INC.	(Nevada)	100%
GUNSTRA MORTGAGE SERVICES, L.P.	(Texas)	50.01%
HARWOOD INSURANCE SERVICES, LLC	(California)	100%
HARWOOD SERVICE COMPANY OF GEORGIA, LLC	(Georgia)	100%
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC	(New Jersey)	100%
HARWOOD SERVICE COMPANY, LLC	(Delaware)	100%
HARWOOD STREET FUNDING I, LLC	(Delaware)	*
HARWOOD STREET FUNDING II, LLC	(Delaware)	100%
HEARTLAND MORTGAGE, L.P.	(California)	50.01%
HOMESELECT SETTLEMENT SOLUTIONS, INC.	(Delaware)	100%
JOHN CROSLAND COMPANY	(North Carolina)	100%
KAWEAH LENDING, L.P.	(Texas)	50.01%
LMX FINANCIAL SERVICES, LTD.	(Florida)	50.01%
METROPOLITAN TAX SERVICE, INC.	(Nevada)	100%
METROPOLITAN TITLE & GUARANTY COMPANY	(Florida)	100%
MH ACQUISITION COMPANY, LLC	(Delaware)	100%
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	(North Carolina)	100%
MORTGAGE COLLATERAL ASSOCIATES NO. 1	(North Carolina)	100%
MORTGAGE COLLATERAL ASSOCIATES NO. 3	(North Carolina)	100%
MORTGAGE PORTFOLIO SERVICES, INC.	(Delaware)	100%
MPS FUNDING CORPORATION	(Delaware)	100%
NEW HOME MORTGAGE SPECIALISTS, L.P.	(Washington)	50.01%
PDNB MORTGAGE COMPANY, L.P.	(Texas)	50.01%
PRIME HOME MORTGAGE, L.P.	(Washington)	50.01%
QUALIFIED MORTGAGE SOLUTIONS, L.P.	(Texas)	50.01%
REALTY ONE MORTGAGE, L.P.	(North Carolina)	50.01%
ROBERG FINANCIAL, L.P.	(Texas)	50.01%
T.W. LEWIS MORTGAGE COMPANY, L.P.	(Texas)	50.01%
VENTURE TITLE AGENCY, LTD., L.P.	(Florida)	50.02%
VIEWTON PROPERTIES LIMITED	(UK)	99.95%
WATERFORD AMERICAN MORTGAGE, LTD.	(Florida)	50.01%

Centex Exhibits and Schedules (2005)

45

	State of	Ownership
Subsidiary	Formation	Percentage
WESTWOOD INSURANCE AGENCY	(Nevada)	100%
WESTWOOD INSURANCE AGENCY	(California)	100%
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.	(Arizona)	100%

*	Owned 100% by holders of various series of Subordinated Certificates issued by Harwood Street Funding I, LLC. These holders are not affiliated with Centex Corporation.

Centex Exhibits and Schedules (2005)

46